Exhibit 10.1

[***] Certain information in this document has been omitted from this exhibit pursuant to Item 601(b) of Regulation S-K because it is both not material and is the type that the Registrant treats as private or confidential.

License Agreement

This agreement (“Agreement”) is entered into with effect as of September 30, 2026 (“Effective Date”)

by and between

Genentech, Inc.

with offices at 1 DNA Way, South San Francisco, CA 94080 (“GNE” or “Genentech”), on the one hand

and

Alector, Inc. and Alector LLC

each with offices at 131 Oyster Point Blvd., Suite 600, South San Francisco, CA 94080 (collectively, “Alector”), on the other hand

TABLE OF CONTENTS

Exhibits

Exhibit 1.5 AL050-ABC Sequence

Exhibit 1.6 Existing Alector Brain Shuttle Sequence

Exhibit 1.13 Authorized Subcontractors

Exhibit 2.2 Form of Patent Assignment

Exhibit 6.2(I) Program Transfer Plan

Exhibit 6.2(II) CMC Tech Transfer Plan

Exhibit 6.2(III) Certain Costs to be Borne by GNE or Alector

Exhibit 13.1 Initial Press Release

Exhibit 14.2.1(a) Alector Patents

Exhibit 14.2.1(b) Certain Exceptions to Section 14.2.1(b)

Exhibit 14.2.1(i) Upstream Agreements

Exhibit 14.2.2(d) Agreements with CMOs

LICENSE AGREEMENT

RECITALS

WHEREAS, Alector has discovered proprietary glucocerebrosidase activators, including the molecule known as AL050-ABC, and possesses proprietary technology and intellectual property rights relating thereto;

WHEREAS, GNE has expertise in the research, development, manufacture, and commercialization of pharmaceutical products;

WHEREAS, GNE wishes to research, develop, manufacture, commercialize, and otherwise exploit Compounds and Products (as such terms are defined below), subject to and in accordance with the terms set forth in this Agreement; and

WHEREAS, Alector is willing to grant exclusive rights to GNE under certain of its intellectual property rights to research, develop, manufacture, commercialize, and otherwise exploit Compounds and Products in the Territory for use in the Field (as such terms are defined below), as contemplated herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GNE and Alector agree as follows:

ARTICLE 1

DEFINITIONS
1.1
“Accounting Standard” means with respect to an entity, either: (a) International Financial Reporting Standards (IFRS); or (b) United States generally accepted accounting principles (GAAP), in either case, which standards or principles (as applicable) are then-currently used at the applicable time, and as consistently applied, by such entity.
1.2
“Affiliate” means, with respect to an entity, any entity that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with such entity, at any point in time and for so long as such control exists. For purposes of this Section 1.2, “controls”, “controlled”, and “control” mean (a) the direct or indirect ownership of more than fifty percent (>50%) of the voting stock or other voting interests or interest in the profits of the applicable entity or (b) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. Notwithstanding the foregoing, for purposes of this Agreement, none of Chugai Pharmaceutical Co., Ltd (for purposes of this definition, “Chugai”) or any subsidiary of Chugai will be considered an Affiliate of GNE, unless and until GNE elects to include Chugai or such subsidiary as an Affiliate of GNE, by providing notice to Alector of such election.
1.3
“AL050 GCase” means any protein that is the GCase included in AL050-ABC.
1.4
“AL050 GCase Variant” means any protein that is a GCase that (a) includes a [***] and (b) has [***], provided that [***].

1.5
“AL050-ABC” means the protein having the amino acid sequence set forth on Exhibit 1.5, which has been designated by Alector as AL050-ABC. AL050-ABC is a GCase coupled or otherwise connected to the Existing Alector Brain Shuttle.
1.6
“Alector Brain Shuttle” means (a) the Alector proprietary Brain Shuttle having the amino acid sequence set forth on Exhibit 1.6 (“Existing Alector Brain Shuttle”) or (b) [***].
1.7
[***].
1.8
[***].
1.9
“Alector IP” means (a) the Existing GCase Patents and (b) Licensed IP.
1.10
“Alector Patents” means (a) Existing GCase Patents and (b) Licensed Patents.
1.11
“Annual Net Sales” means, with respect to a Product, all Net Sales of such Product in the Territory during [***].
1.12
“Applicable Law” means any and all laws, statutes, codes, ordinances, orders, rules, rulings, directives, and regulations of any kind whatsoever of any governmental authority within the relevant jurisdiction applicable to the relevant activity.
1.13
“Authorized Subcontractor” means, with respect to any activity assigned to Alector, a subcontractor of Alector (a) set forth on Exhibit 1.13 to perform such activity, (b) set forth in the Program Transfer Plan or CMC Tech Transfer Plan to perform such activity or (c) otherwise approved by GNE or the JSC to perform such activity, in each case, prior to initiation of such activity.
1.14
“Biosimilar Product” means, with respect to a Product (the “Reference Product”) in a country, a biologic product that both
(a)
is sold by (i) a Third Party that is not a Sublicensee and that has not otherwise been authorized, directly or indirectly, by GNE, an Affiliate of GNE, or a Sublicensee to market and sell such product or (ii) a Compulsory Sublicensee, in each case ((i) and (ii)), in such country, and
(b)
(i) is licensed or approved in the United States under 42 U.S.C. § 262(k) or in a jurisdiction other than the United States under a comparable law or (ii) has otherwise obtained Regulatory Approval in such country or other jurisdiction through reference to the BLA or other Regulatory Approval of the Reference Product pursuant to an expedited or abbreviated approval established by the Regulatory Authorities in such country or jurisdiction pursuant to Applicable Law.
1.15
“BLA” means a biologics license application submitted to the FDA under Section 351 of the Public Health Service Act (PHSA) (42 U.S.C. § 262), for purposes of obtaining Regulatory Approval for a new biologic in the United States.

1.16
“Brain Shuttle” means a carrier, molecular sequence or moiety that facilitates the delivery of molecules across the blood-brain barrier.
1.17
“Business Day” means a day other than a Saturday, Sunday, or any bank or other public holiday in the State of California.
1.18
“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1, or October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1, or October 1 after the Effective Date, and the last Calendar Quarter of the Term shall end on the last day of the Term.
1.19
“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs, and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.
1.20
“cGMP” means the current good manufacturing practices as provided for (and as amended from time to time) in the ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7 (ICH Q7), the EU Guidelines to Good Manufacturing Practice Medicinal Products for Human and Veterinary Use in Volume 4 of the European Commission’s Rules governing medicinal products in the European Union, the United States Code of Federal Regulations 21 C.F.R. §§ 210, 211 and 600, or analogous regulations, guidelines or standards as defined by other relevant Regulatory Authorities, in each case, as applicable to the relevant activities.
1.21
“Change of Control” shall mean, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party (or in the case of Alector, Alector, Inc.) outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party (or in the case of Alector, Alector, Inc.), or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its controlled Affiliates’ assets to which this Agreement relates.
1.22
“Clinical Trial” means any human clinical trial, including any Phase I Trial, Phase II Trial, Phase III Trial or post-marketing clinical trial.
1.23
“Combination Product” means (a) a single pharmaceutical product in which both a Compound and one or more other pharmaceutically active ingredients are co-formulated as such pharmaceutical product’s active ingredients or (b) a combination therapy comprised of (i) a pharmaceutical product containing a Compound as a pharmaceutically active ingredient and (ii) one or more other pharmaceutically active products, which are either priced and sold in a single package containing such multiple products or packaged separately but sold together for a single price, in each case ((a) and (b)), including all dosage forms, finished forms, formulations, presentations, and package configurations thereof.
1.24
“Commercially Reasonable Efforts” means, [***].
1.25
“Companion Diagnostic” means any product or service that (a) identifies a person having a disease or condition, or a molecular genotype (e.g., somatic or tumor) or phenotype that predisposes a person to such disease or condition, for which a Product could be used to treat or prevent such disease or condition; (b) defines the prognosis or monitors the progress of a disease or condition in a person for which a Product could be used to treat or prevent such disease or condition; (c) is used to select a therapeutic or prophylactic regimen, wherein at least one (1) potential therapeutic or prophylactic regimen involves a Product, and where the selected regimen is determined, based on the use of such product or service, to likely be effective or to be safe for a person; or (d) is used to confirm a Product’s biological activity or to optimize dosing or the scheduled administration of a Product.
1.26
“Compound” means each of
(a)
AL050-ABC;
(b)
[***];
(c)
[***];
(d)
[***];
(e)
[***];
(f)
[***];
(g)
[***];
(h)
[***]; and
(i)
[***].

[***].

1.27
“Compulsory Sublicense” means, with respect to a particular Product in a particular country, a license or sublicense granted to a Third Party required by Applicable Law (each such Third Party acting under such license or sublicense, a “Compulsory Sublicensee”), through the order, decree, or grant of a governmental authority having competent jurisdiction, authorizing such Compulsory Sublicensee to make, use, sell, offer for sale, import, or export a Product in such country.
1.28
“Control” (and, with correlative meaning, “Controlled” and the like) means,

(a)
with respect to any Patent, Know-How, or any other intellectual property right, the rightful possession of the ability to grant a license, sublicense, or other right to exploit such Patent, Know-How or other intellectual property right, or
(b)
with respect to proprietary materials, the rightful possession of the ability to provide such proprietary materials to the other Party,

in each case ((a) or (b)), (i) as contemplated herein, without violating the terms of any agreement with any Third Party and (ii) other than by operation of the terms of this Agreement, including the license(s) granted herein;

[***].

1.29
“Cover” (and, with correlative meanings, “Covered”, “Covering” and the like) means, with respect to a claim of a Patent [***] and in reference to any molecule (including any Compound), product (including any Product) or component of any Compound or Product (including [***]), that the [***] of such molecule (including any Compound), product (including any Product) or component of any Compound or Product (including [***]) in a country would, but for ownership thereof or a license thereunder, infringe such claim in the applicable country on the date of [***], or as to a claim that is pending, the [***] of such molecule (including any Compound), product (including any Product) or component of any Compound or Product (including [***]) would infringe such claim if it were to issue without modification.
1.30
“Drug Approval Application” means a BLA or any corresponding application for Regulatory Approval of a biological product in a country or other jurisdiction outside the United States, including, with respect to the European Union, a marketing authorization application filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in the European Union with respect to the mutual recognition procedure or any other national approval, in each case, including any corresponding application pursuant to any applicable successor laws or regulations, or any supplement, amendment, variation, extension or renewal, as applicable, of any of the foregoing.
1.31
“EMA” means the European Medicines Agency, or any successor entity thereto performing similar functions.
1.32
“European Union” means the economic, scientific and political organization of member states known as the European Union as it may be constituted from time to time.
1.33
“Excluded IP” means any
(a)
[***]
(b)
[***]

[***].

1.34
“Existing Brain Shuttle Patents” means (a) the Patents listed in Exhibit 14.2.1(a)(1), (b) any and all patents or patent applications claiming priority thereto or common priority therewith, worldwide, and any and all Patents issuing therefrom, (c) together with any extensions (including patent term extensions and supplementary protection certificates) and renewals of any of the foregoing, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, divisionals, continuations, and continuations-in-part (solely with respect to claims in such continuations-in-part that claim priority to an application or patent described above), and the like of any of the foregoing.
1.35
“Existing GCase Patents” means (a) the Patents listed in Exhibit 14.2.1(a)(2), (b) any and all patents or patent applications claiming priority thereto or common priority therewith, worldwide, and any and all Patents issuing therefrom, (c) together with any extensions (including patent term extensions and supplementary protection certificates) and renewals of any of the foregoing, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, divisionals, continuations, and continuations-in-part (solely with respect to claims in such continuations-in-part that claim priority to an application or patent described above), and the like of any of the foregoing.
1.36
“Expert” means a person who has [***] of relevant experience in the pharmaceutical industry who is fluent in the English language, excluding any current or former employee or consultant of either Party.
1.37
“Exploit” means to research, develop, make, use, register, market, distribute, promote, sell, offer for sale, import, export, or otherwise exploit a referenced item (and to have performed any of the foregoing). “Exploiting” and “Exploitation” and words of similar import shall have corresponding meanings.
1.38
“FDA” means the US Food and Drug Administration, or any successor entity thereto performing similar functions.
1.39
“Field” means any and all uses.
1.40
“First Commercial Sale” means, with respect to a particular Product in a given country, the first invoiced commercial sale to a Third Party of such Product following receipt of all Regulatory Approvals required in such country for the sale of such Product (or if no such Regulatory Approvals are required [***], the date of the first invoiced commercial sale to a Third Party of such Product) by or under authority of GNE or its Affiliates or Sublicensee(s) hereunder, which sale is included in the calculation of Net Sales for such Product.
1.41
“GBA” means the gene glucosylceramidase beta 1 encoding the protein with UniProt Number P04062 (GBA1_HUMAN).
1.42
“GLP” means the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the US Federal Food, Drug, and Cosmetic Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the United States, any similar standards of good laboratory practice as are required by any Regulatory Authority in such country.

1.43
“GLP Toxicology Study” means, with respect to a Product, an in vivo toxicology study that (a) is conducted in compliance with GLP and (b) has been designed with the intent to collect results that will enable submission of an IND in the US or European Union.
1.44
“Glucocerebrosidase” or “GCase” means any (a) lysosomal enzyme β-glucocerebrosidase, (b) variant of any lysosomal enzyme β-glucocerebrosidase as may be associated with one or more mutations (e.g., substitutions, insertions, deletions, fusions, amplifications, etc.) in or splice variants of the gene or other nucleic acid encoding any such lysosomal enzyme β-glucocerebrosidase, (c) post-translationally modified version of any of the foregoing proteins or protein variants (e.g., resulting from glycosylation, phosphorylation, etc.) or (d) functional fragment of any of the foregoing proteins, protein variants or post-translationally modified proteins or protein variants.
1.45
“IND” means an investigational new drug application filed with the FDA pursuant to 21 C.F.R. § 312 before the commencement of Clinical Trials of a pharmaceutical product, or any comparable filing with any relevant Regulatory Authority in any other jurisdiction.
1.46
“Indication” means a specific disease, disorder or condition that is recognized by the FDA as a disease, disorder or condition. All variants of a single disease, disorder or condition (whether classified by severity or otherwise), regardless of the patient population, shall be treated as the same Indication. By way of example, (a) the treatment of a disease, disorder or condition in a particular patient population and the treatment of the same disease, disorder or condition in another population (e.g., adult population and pediatric population) shall be treated as the same Indication and (b) label expansions for a given Indication shall be treated as the same Indication. [***].
1.47
“Initiation” (and, with correlative meaning, “Initiated” and the like) means, with respect to any Clinical Trial (or portion thereof), the first dosing of the first human subject in such Clinical Trial (or portion thereof, as applicable); [***].
1.48
“Inventory” means, with respect to a Compound or Product, as applicable, all clinical and non-clinical grade drug product, active pharmaceutical ingredients, intermediates, and raw materials specifically for the manufacture of a Compound or Product (a) in Alector’s Control as of the Effective Date or another date prior to the initiation of the CMC Tech Transfer or (b) [***].
1.49
“Joint IP” means all intellectual property (including Patents and Know-How) that is discovered, conceived, generated or otherwise made in the performance of this Agreement jointly by or on behalf of the Parties or their respective Affiliates and the rights therein.
1.50
“Joint Patent” means a Patent within the Joint IP.
1.51
“Know-How” means all [***] information (including information regarding discovery, development, marketing, pricing, distribution, cost, sales, and manufacturing), chemical, biological or other tangible materials, inventions (whether or not patentable), improvements, practices, formulas, trade secrets, techniques, methods, procedures, knowledge, results, data (including pharmacological, toxicological, pharmacokinetic, pre-clinical and clinical information and test data, pre-clinical data, clinical data, related reports, structure-activity relationship data, statistical analysis, and analytical and quality control data), protocols, processes, models, and designs. Know-How shall not include any Patents.
1.52
“Licensed IP” means (a) the Existing Brain Shuttle Patents, (b) the Spur Patents, (c) the Joint IP and (d) all other Patents and Know-How Controlled by Alector or any of its Affiliates on or after the Effective Date that is [***] to Exploit any Compound or Product in the Field in the Territory [***].
1.53
“Licensed Patent” means a Patent within the Licensed IP. The Licensed Patents existing as of the Effective Date are listed in Exhibit 14.2.1(a)(1) and Exhibit 14.2.1(a)(3).
1.54
“Major [***] Country” means each of the [***].
1.55
“Marketing Authorization” means, with respect to a Product in a country or jurisdiction, final Regulatory Approval (including pricing approval, where required) required to sell such Product in accordance with the Applicable Law of such country or jurisdiction.
1.56
“Modified [***] Product” means, with respect to any [***] Product, any modification of such [***] Product that (a) is made by or on behalf of Alector or any of its Affiliates [***], (b) contains a GCase [***] and (c) if such [***] Product contains an Alector Brain Shuttle, contains a Brain Shuttle [***].
1.57
“MTA” means that certain Material Transfer Agreement by and between GNE and Alector LLC dated [***].
1.58
“Net Sales” means, for a Product in a particular period, the amount calculated by subtracting from the Sales of such Product for such period:
(a)
[***]
(b)
[***]
(c)
[***].

For clarity [***].

1.59
[***]
1.60
[***]
1.61
“Parkinson’s Disease” means the progressive, degenerative condition of the central nervous system known as Parkinson’s disease. For clarity, Parkinson’s Disease does not include any atypical Parkinsonian disease (including any form of ataxia, Huntington’s Disease, multiple system atrophy (MSA) or dementia with Lewy bodies (DLB)).
1.62
“Parkinson’s Disease Indication” means any patient population [***].
1.63
“Party” means Alector or GNE, as the case may be, and “Parties” means Alector and GNE collectively.

1.64
“Patent” means a patent or patent application, and any and all patents or patent applications claiming priority thereto or common priority therewith, worldwide, and any and all patents issuing therefrom, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals of any of the foregoing, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, divisionals, continuations, continuations-in-part (solely with respect to claims in such continuations-in-part that claim priority to an application or patent described above in this Section 1.64), and the like of any such patent or patent application, and foreign equivalents of any of the foregoing. For clarity, the term Patent excludes Know-How.
1.65
“Patent [***] means any [***].
1.66
“Phase I Trial” means any Clinical Trial (or portion thereof) that, as of its Initiation, would satisfy the requirements of 21 C.F.R. § 312.21(a) (or for trials conducted outside of the US, an equivalent thereof in the applicable country).
1.67
“Phase II Trial” means any Clinical Trial (or portion thereof) that, as of its Initiation (including, for clarity, Initiation under [***] would satisfy the requirements of 21 C.F.R. § 312.21(b) (or for trials conducted outside of the US, an equivalent thereof in the applicable country).
1.68
“Phase III Trial” means any Clinical Trial (or portion thereof) that, as of its Initiation (including, for clarity, Initiation under [***], would satisfy the requirements of 21 C.F.R. § 312.21(c) (or for trials conducted outside of the US, an equivalent thereof in the applicable country).
1.69
“Pivotal Trial” means any (a) Phase III Trial or (b) Phase II Trial if [***].
1.70
“Price Control Mechanism” means (a) the Medicare Drug Price Negotiation Program under the Inflation Reduction Act of 2022, or (b) any other price negotiation, control, reduction or modification mechanism [***].
1.71
“Product” means any pharmaceutical product containing a Compound, regardless of its dosage forms, finished forms, formulations, presentations or package configurations. For clarity, a “Combination Product” is a “Product”. For purposes of [***] two (2) or more Products (including Combination Products) shall be deemed to be the same Product [***].
1.72
[***]
1.73
“Prosecute and Maintain” (including variations such as “Prosecution and Maintenance” and the like) means, with respect to a particular Patent, the preparation, filing, prosecution, and maintenance, including any supplemental examinations, re-examinations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates, and the like with respect to that Patent, together with the conduct of interferences, derivation proceedings, inter partes review, post-grant review, the defense of oppositions, and other similar proceedings with respect to that Patent, but excluding any Challenge.

1.74
“Regulatory Approval” means, with respect to a pharmaceutical product in a country or jurisdiction, any and all approvals (including approvals of Drug Approval Applications), licenses, registrations, or authorizations of any Regulatory Authority necessary to manufacture, use, store, import, transport, commercially distribute, sell, or market such pharmaceutical product in such country, including, where required to sell such pharmaceutical product, (a) pricing or reimbursement approval in such country, (b) post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto), and (c) labeling approval.
1.75
“Regulatory Authority” means any federal, national, multinational, state, provincial, or local regulatory agency, department, bureau, or other governmental entity with authority over the development, manufacturing, commercialization, or other use or exploitation (including the granting of Regulatory Approvals) of pharmaceutical products in any jurisdiction, including the FDA and EMA.
1.76
“Regulatory Documentation” means all (a) applications for Regulatory Approvals and other submissions (including INDs), regulatory filings, registrations, licenses, authorizations, and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes, official contact reports, advice, and scientific advisory packages) and all supporting documents with respect thereto, including all regulatory drug lists, drug master files, drug dossiers, adverse event files, and complaint files, and (c) data, including all information that is made, collected, or otherwise generated pursuant to a Clinical Trial, contained or relied upon in any of the foregoing (including data related to manufacturing), in each case ((a) through (c)), relating to a Product.
1.77
[***]
1.78
“Reversion Product” means a Product
(a)
[***]
(i)
[***]
(ii)
[***]
(b)
[***]
(c)
[***].
1.79
“Sales” means, for a Product in a particular period, the sum of 1.79(a), 1.79(b) and 1.79(c):
(a)
[***]

By way of example, [***] include the following:

(i)
[***]

(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]
(b)
[***]
(c)
[***]

[***]

1.80
“Spur License” means the Option and License Agreement between Alector and Spur Therapeutics Limited (“Spur”) dated August 14, 2026, pursuant to which Alector is granted an option to obtain, and upon exercise of such option obtains, a sublicensable license under the Spur Patents.
1.81
“Spur Patents” means (a) the Patents listed in Exhibit 14.2.1(a)(3) and (b) any and all Patents that claim priority to or common priority with, or claiming any invention in, any of the patents or patent applications in clause (a); (c) any divisional, continuation, continuations-in-part (solely with respect to claims in such continuations-in-part that claim priority to an application or patent described in clause (a) or (b)), or patents of addition with respect to any of the foregoing patents or patent applications; (d) any patents issuing on such patent applications described in clauses (a)-(c), together with any substitutions, registrations, supplementary protection certificates, reissues, reexaminations or extensions of any kind with respect to any of the foregoing; and (e) any United States and foreign counterparts of any such patents and patent applications in clauses (a)-(d).
1.82
[***]
1.83
“Sublicensee” means any Third Party to which GNE or any of its Affiliates grants a sublicense (through one or multiple tiers) under the license granted pursuant to Section 2.1.1 or a license (directly or through one or multiple sublicenses) under the Existing GCase Patents, in each case, to commercialize a Product, other than (a) a Compulsory Sublicensee or (b) a Third Party [***] (a Third Party under clause (b), a “Distributor”).
1.84
[***]
1.85
“Territory” means worldwide.
1.86
“Third Party” means any entity or individual person other than a Party or any of its Affiliates.
1.87
[***]
1.88
[***]

1.89
[***]
1.90
[***]
1.91
“US” means the United States of America and its territories and possessions.
1.92
“USD” or “Dollars” or “$” means United States Dollars.
1.93
“Valid Claim” means any (a) claim of any issued and unexpired patent that (i) has not been subject to irretrievable lapse, abandonment, revocation, dedication to the public or disclaimer, (ii) has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise and (iii) has not been held permanently revoked, invalid, or unenforceable by a holding, finding or decision of a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, such holding, finding or decision being final and unappealable or unappealed within the time allowed for appeal, or (b) claim of any pending patent application that was filed in good faith and with a reasonable belief that such claim could be found to be patentable and granted, which claim has not been cancelled or rejected and which patent application has not been withdrawn or abandoned without the opportunity for appeal; provided, however, that Valid Claim shall exclude [***]; [***].
1.94
[***].
1.95
“Variant” means, with respect to a given GCase, [***].
1.96
Additional Definitions.

Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section(s)
Acquiree	3.2(b)
Acquiror	3.2(a)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Alector Future Agreement	11.6.2(a)
[***]	[***]
[***]	[***]
Alector Indemnitees	15.1.1
Alector-Controlled GCase-Related Patents	11.4.4(a)
Alector-Controlled Patents	11.4.4(a)
Alliance Director	4.3
[***]	[***]
[***]	[***]
[***]	[***]
Breach Notice	16.2.1
Challenge	11.5.1
Chugai	1.2

Definition	Section(s)
CMC Tech Transfer	6.2
CMC Tech Transfer Plan	6.2
CMC Transferred Items	6.2
CMO Agreement	6.1
Completion of CMC Tech Transfer	6.2
Completion of Program Transfer	7.1
Competitive Activities	3.1
[***]	[***]
Confidential Information	12.1
[***]	[***]
[***]	[***]
[***]	[***]
CPA Firm	10.11.2
Cure Period	16.2.1
Development Milestone Event	9.2
Development Milestone Payment	9.2
[***]	[***]
Disclosing Party	12.1
Disposition Transaction	9.8
Distributor	1.83
[***]	[***]
[***]	[***]
Escalation Notice	17.1
[***]	[***]
[***]	[***]
Event Quarter	9.6.3
Exclusivity Period	3.1
Executed IP Assignment	2.2
Existing Alector Brain Shuttle	1.6
[***]	[***]
[***]	[***]
GCase Claim	11.4.4(b)
[***]	[***]
GCase Specific Third Party IP	11.6.1
[***]	[***]
GNE Indemnitees	15.1.2
GNE Sole Arising IP	11.2
[***]	[***]
GNE-Controlled Patents	11.4.3
[***]	[***]
Indemnification Claim Notice	15.1.3
Indemnified Party	15.1.3
Indemnitee	15.1.3
Indirect Taxes	10.10.1
Information Security Incident	12.8.1
Infringement	11.5.1
Initial PR	13.2
Inventor Remuneration	11.4.10

Definition	Section(s)
[***]	[***]
IP Expert	11.4.4(d)
Joint Steering Committee / JSC	4.1.1
JSC Co-Chair	4.1.1
[***]	[***]
[***]	[***]
Losses	15.1.1
New Affiliate	3.2
New Affiliate Date	3.2
Non-Disclosure Agreement	12.5
[***]	[***]
Offset Patent Rights	9.6.2
[***]	[***]
[***]	[***]
[***]	[***]
Patent Coordination Team	11.4.1
[***]	[***]
Product Trademark	11.4.12
Program Transfer	7.1
Program Transfer Plan	7.1
Program Transferred Items	7.1
Publication	13.6
Receiving Party	12.1
Reference Product	1.14
[***]	[***]
Release	13.2
[***]	[***]
Restricted Product	3.1
[***]	[***]
[***]	[***]
Reverted GCase Patent	16.3.1(f)
Royalty Term	9.5.1
Selected Alector Future Agreement	11.6.2(b)
Selected Plan Amendment	4.1.4
Spur	1.80
Spur License Payment	9.6.1
[***]	[***]
Successful Handover	4.1.2
Term	16.1
Third Party Claims	15.1.1
Third Party IP	11.6.2
Third Party Payments	9.6.2
Transaction Partner	12.4(e)
[***]	[***]
[***]	[***]
Upfront Payment	9.1
Upstream Agreements	14.2.1(i)
US Bulk Data Final Rule	5.3

Definition	Section(s)
Withholding Taxes	10.10.2

ARTICLE 2

GRANT OF LICENSES AND ASSIGNMENT
2.1
Licenses.
2.1.1
Exclusive License to GNE. Alector, on behalf of itself and its Affiliates, hereby grants to GNE an exclusive (even as to Alector and its Affiliates, but subject to [***] and without limitation to Section 2.1.2), royalty-bearing, transferable (solely in accordance with Section 18.3), sublicensable (solely in accordance with Section 2.1.3) right and license under the Licensed IP to Exploit Compounds, Products or Companion Diagnostics in the Field in the Territory; provided, however, that (a) [***] (b) solely with respect to Licensed IP that is Spur Patents, the foregoing license excludes [***] the Field excludes the treatment of Gaucher disease Type 1, (c) the right and license granted under this Section 2.1.1, as it relates to Brain Shuttles controlled by Alector, is limited to any Alector Brain Shuttle for use as part of a Compound (i.e., as coupled or otherwise connected to a GCase) and does not include a right or license to Exploit any Brain Shuttle controlled by Alector other than any Alector Brain Shuttle and (d) the right and license granted under this Section 2.1.1 does not include a right or license to [***] of any [***] except [***].
2.1.2
Licenses to Alector.
(a)
[***].
(i)
[***]
(ii)
[***]
(iii)
[***]
(b)
[***].
(c)
Non-Exclusive License. GNE hereby grants to Alector a non-exclusive, non-sublicensable, non-transferable, limited right and license under the Alector IP solely to the extent necessary to perform Alector’s obligations under this Agreement.
2.1.3
Sublicenses. GNE shall have the right to grant (a) sublicenses (through multiple tiers) under the license set forth in Section 2.1.1 and (b) licenses (through multiple tiers) under the Existing GCase Patents, in each case ((a) and (b)), to its Affiliates and to Third Parties to Exploit Compounds, Products or Companion Diagnostics in the Field in the Territory, provided that GNE shall remain responsible for its obligations under this Agreement and shall be responsible for each Sublicensee’s compliance with the applicable provisions of this Agreement. Any such (sub)license (other than to any Compulsory Sublicensee) must be subordinate to and consistent with the applicable terms of this Agreement. Any such (sub)license must include confidentiality, non-disclosure, and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement.
2.2
Assignment of Existing GCase Patents. Effective upon the payment of the Upfront Payment to Alector, Alector shall, and does hereby, assign (and shall cause its Affiliates to assign), to GNE (or an Affiliate of GNE designated by GNE), without additional compensation, Alector’s (or its Affiliates’) entire right, title and interest in and to the Existing GCase Patents so that, after giving effect to such assignment, all Existing GCase Patents shall be solely owned by GNE (or its Affiliates). With respect to any Existing GCase Patent, Alector shall promptly execute and deliver (or cause to be executed and delivered) to GNE the patent assignment set forth in Exhibit 2.2 for the purpose of perfecting such assignment to GNE (or such Affiliate) (with respect to the Existing GCase Patents existing as of the Effective Date, the “Executed IP Assignment”). GNE shall hold such Executed IP Assignment in escrow until the payment of the Upfront Payment. As between the Parties, GNE shall have the sole right to record such documents, and Alector shall reasonably cooperate with GNE’s efforts to do so. Upon GNE’s request, Alector shall promptly execute and deliver such other documents as may be necessary for perfecting and recording such assignment, including with the United States Patent and Trademark Office and patent offices for other countries. As between the Parties, subject to the license set forth in Section 2.1.2(b), GNE shall have the sole right to use, practice and grant licenses under the Existing GCase Patents. Neither GNE nor any of its Affiliates shall transfer or assign any right, title or interest in or to any Existing GCase Patent to any Third Party.
2.3
Subcontracting.
2.3.1
Authorized Subcontractors. GNE shall have the right to subcontract any of its activities under this Agreement to one or more Third Parties. Alector shall not subcontract, without GNE’s consent, any work or activity performed under this Agreement (including under the Program Transfer Plan or the CMC Tech Transfer Plan) to a Third Party, other than to the applicable Authorized Subcontractor. The activities performed by an Authorized Subcontractor on behalf of Alector shall be performed pursuant to a written subcontract specifying the work to be subcontracted and containing provisions consistent with the terms and conditions of this Agreement, including with respect to confidentiality and intellectual property. With respect to any such subcontract that Alector intends to enter into after the Effective Date, or any scope of work/project plan under any such subcontract (whether the subcontract was entered into prior to, on or after the Effective Date), in all cases, to the extent such subcontract (or scope of work/project plan) pertains to the CMC Tech Transfer Plan (or activities thereunder) or the Program Transfer Plan (or activities thereunder), Alector shall provide GNE the opportunity to review (at GNE’s discretion) any such subcontract (or scope of work/project plan) prior to its execution. Alector shall also (a) provide GNE the opportunity to (i) participate in meetings with, or audits or inspections of, any Authorized Subcontractor and (ii) review any draft and final reports prepared by such Authorized Subcontractor and (b) provide GNE with any notification or written correspondence that Alector receives from an Authorized Subcontractor (that is a contract manufacturing organization) regarding inspectional observations, deficiencies, or similar matters from a Regulatory Authority concerning Compound or Product or the facilities where Compound or Product is manufactured.

2.3.2
Performance. Each Party will be responsible for (and liable to the other Party for) the performance of such Party’s activities pursuant to this Agreement by its subcontractors and (sub)licensees and for any failure by its subcontractors or (sub)licensees, as applicable, to comply with the applicable restrictions, limitations, and obligations set forth in this Agreement as if such performance or failure of such subcontractors or (sub)licensees, as applicable, were the performance or failure of such Party under this Agreement; provided that this Section 2.3.2 shall not apply to any Compulsory Sublicensee.
2.4
No Additional Rights. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title, or interest in or to the Know-How, Patents, or other intellectual property rights of the other Party, whether by implication, estoppel, or otherwise. All rights with respect to Know-How, Patents, or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof.
2.5
[***].
ARTICLE 3

Exclusivity
3.1
General. From the Effective Date until the earlier of (a) [***] and (b) [***] from the Effective Date (the “Exclusivity Period”), Alector shall not, itself or through or with any of its Affiliates or any Third Party (except in the conduct of activities specifically assigned to Alector in this Agreement), (i) Exploit or (ii) license, authorize, appoint or otherwise assist (including through the grant of any covenant not to sue) any Third Party to Exploit, in each case ((i) and (ii)), any molecule or product that

[***]

[***]

[***]

(any such molecule or product, a “Restricted Product,” and any such activity in (i) or (ii), the “Competitive Activities”).

3.2
Exception to Exclusivity. Notwithstanding Section 3.1, if (1) a Third Party acquires or becomes an Affiliate of Alector during the Exclusivity Period through merger, acquisition, consolidation, Change of Control, or other similar transaction (any such Third Party, a “New Affiliate”) and (2) such New Affiliate, as of the execution date of the definitive agreement with respect to such transaction (“New Affiliate Date”) or, in the case of an Acquiror, thereafter, is engaged in Competitive Activities with respect to one or more Restricted Products, then:
(a)
If such transaction results in a Change of Control of Alector, then such New Affiliate (the “Acquiror”) and Alector and their respective Affiliates may continue to perform such Competitive Activities after such Change of Control and Alector’s and its Acquiror’s and their respective Affiliates’ conduct of such Competitive Activities will not constitute a breach by Alector of its exclusivity obligations set forth in Section 3.1, as long as both:
(i)
none of [***] is used or practiced by or on behalf of Alector, the Acquiror or any of their respective Affiliates in performing or undertaking any such Competitive Activities, and
(ii)
Alector, the Acquiror and each of their respective Affiliates [***].
(b)
If such transaction does not result in a Change of Control of Alector, Alector and its New Affiliate (an “Acquiree”) will [***] take one of the following actions within [***] of the applicable New Affiliate Date; provided that, Alector and the Acquiree will take one of the following actions within [***] of the applicable New Affiliate Date: (A) divest, whether by license or otherwise, all of Alector’s, the Acquiree’s and each of their respective Affiliate’s interest in the program of applicable Competitive Activities; or (B) terminate any further Competitive Activities. During such [***] period, Alector and its Acquiree’s and their respective Affiliates’ conduct of such Competitive Activities will not constitute a breach by Alector of its exclusivity obligations set forth in Section 3.1, as long as during such [***] period, [***]
(i)
none of [***] is used or practiced by or on behalf of Alector, the Acquiree or any of their respective Affiliates in performing or undertaking any such Competitive Activities, and
(ii)
Alector, the Acquiree and each of their respective Affiliates [***].
ARTICLE 4

Governance
4.1
Joint Steering Committee.
4.1.1
Formation; Composition; Conduct. Promptly following the Effective Date (and in no event more than [***] thereafter), the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”). The JSC shall be composed of up to three (3) representatives designated by each Party (which shall each be employees of the applicable Party); the Parties need not have the same number of representatives on the JSC. Each Party shall designate one of its representatives as its primary contact for JSC matters (such Party’s “JSC Co-Chair”). The Parties, through their respective Alliance Directors, shall appoint their respective members of the JSC, ensuring that representatives are employees of the applicable Party appropriate for the tasks then being undertaken and the stage of research, in terms of their seniority, functions in their respective organizations, training, and experience. A Party may replace any or all of its JSC representatives (including its JSC Co-Chair) at any time by informing the other Party’s Alliance Director (which may be by email). The JSC shall hold meetings on a [***] basis and in any case as frequently as the members of the JSC may agree is necessary (including to achieve expedient Successful Handover). Either Party may invite a reasonable number of other employees, consultants, research contractors, or scientific advisors to attend a JSC meeting in a non-voting capacity by informing the other Party’s Alliance Director in advance, provided that such invitees are bound by appropriate confidentiality and, if applicable, invention assignment obligations consistent with the terms of this Agreement.
4.1.2
Dissolution. Unless otherwise agreed by the Parties, the JSC shall meet and operate during the period commencing upon its formation until the later of (a) Completion of Program Transfer and (b) Completion of CMC Tech Transfer (collectively, (a) and (b), “Successful Handover”). Thereafter, the JSC shall cease operations and perform no further functions under this Agreement.
4.1.3
Responsibilities. The JSC shall be responsible for performing the following functions:
(a)
reviewing the progress of, coordinating the resolution of any issues that may arise during, and overseeing the conduct of the Program Transfer and the CMC Tech Transfer;
(b)
reviewing and approving any proposed amendments or modifications to the Program Transfer Plan or the CMC Tech Transfer Plan;
(c)
confirming the Completion of CMC Tech Transfer and Completion of Program Transfer;
(d)
discussing issues relating to the manufacture and supply of Compounds or Products, including as described in Sections 6.2 and 6.3 [***]
(e)
reviewing and approving Alector subcontractors proposed to be Authorized Subcontractors based on the scope of activities to be subcontracted and the qualifications of such subcontractors;
(f)
establishing, dissolving, and overseeing subteams, as appropriate, to carry out its functions and resolving any disputes that arise in such subteams (for clarity, in accordance with Section 4.1.4 and subject to Sections 4.4 and 4.5); and
(g)
performing such other functions as specified in this Agreement to be performed by the JSC or otherwise agreed by the Parties.
4.1.4
Decisions. The JSC shall operate as to matters within its responsibility by attempting to reach agreement by consensus, with each Party having one (1) collective vote in each decision. If the JSC cannot reach agreement on a particular matter within [***] (or such longer period as the JSC agrees upon by consensus) after the JSC first meets to consider such matter, then [***].
4.2
Committee and Subteam Meetings; Minutes. To hold any committee or subteam meeting or to make a committee or subteam decision under this ARTICLE 4, at least one (1) member of such committee or subteam from each Party must participate in the meeting or vote. Committees and subteams may meet in person or via teleconference, video conference, or the like. Each Party shall bear the expense of its respective representatives’ participation in committee and subteam meetings. Each committee or subteam shall circulate within the applicable committee or subteam an agenda for each meeting prior to such meeting and keep minutes of its meetings. Unless otherwise decided by the JSC, the Parties shall alternate the responsibility for circulating such agenda and keeping such meeting minutes for a particular committee or subteam. Action items assigned or completed and other appropriate matters shall be recorded in such meeting minutes as needed. Each decision that is made at a committee or subteam meeting shall be recorded in meeting minutes. The designee of the Party responsible for keeping minutes for a particular committee or subteam meeting shall send proposed minutes to both Parties promptly after a meeting for review, comment, and approval. The Parties shall endeavor in good faith to approve meeting minutes by consensus promptly following each meeting. The meeting minutes shall be considered final upon approval by the Parties, provided that if the Parties cannot agree on the final version of a given set of meeting minutes within [***] of when the initial draft minutes are circulated (which time period may be extended by mutual agreement of the Parties), then any disputed issue shall be noted in such meeting minutes, and such meeting minutes shall be deemed final notwithstanding. Decisions that are made by the committee or subteam outside of a meeting shall be documented in writing (which may be by email).
4.3
Alliance Directors. Promptly following the Effective Date, each Party shall designate an individual to act as the primary business contact for such Party for matters related to this Agreement (each, an “Alliance Director”), unless another contact is expressly specified in this Agreement or designated by the Parties for a particular purpose. The Alliance Directors shall promote communication and collaboration between the Parties, ensure appropriate decision-making, and assist in the resolution of potential and pending issues and potential disputes in a timely manner. The Alliance Directors may attend all meetings of the committees and subteams contemplated herein as non-voting participants. Either Party may replace its Alliance Director at any time by informing the other Party’s Alliance Director (which may be by email).
4.4
Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no rights, powers, or discretion shall be delegated to or vested in a committee or subteam unless such delegation or vesting of rights is expressly provided for in this Agreement, or the Parties expressly so agree. No committee or subteam shall have the power to amend, modify, or waive compliance with any provision of this Agreement, which may only be amended or modified, or compliance with which may only be waived, as provided in Section 18.8. No decision of the JSC may or will be in contravention of any terms or conditions of this Agreement.
4.5
Day-To-Day Conduct. The Parties recognize that each Party possesses an internal structure (including various committees, teams, and review boards) that will be involved in administering such Party’s activities under this Agreement. Each Party shall have the right to make routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligation hereunder, in each case, in a manner consistent with the then-current applicable plan (e.g., CMC Tech Transfer Plan, Program Transfer Plan) and the terms and conditions of this Agreement.

ARTICLE 5

Regulatory
5.1
Generally. GNE shall be solely responsible for regulatory affairs with respect to the Product(s), including liaising and managing interactions with Regulatory Authorities with respect thereto, preparing and submitting Regulatory Documentation in its own name, and investigating, tracking, and filing adverse events and other required safety information associated with the use of any Product in accordance with Applicable Law. Notwithstanding the foregoing, upon GNE’s request, Alector shall reasonably support GNE in preparing and submitting Regulatory Documentation and obtaining Regulatory Approvals for each Product, including providing necessary documents or other material required by Applicable Law or Regulatory Authorities to obtain such Regulatory Approvals; provided that [***].
5.2
Safety Data Exchange. If reasonably requested by either Party, the Parties shall negotiate in good faith and enter into a separate pharmacovigilance agreement addressing exchange of applicable safety data with respect to [***].
5.3
US Bulk Data Final Rule. Notwithstanding any other term or condition of this Agreement to the contrary, neither Party shall be obligated under this Agreement to transfer or provide access to any clinical data or other data, information or materials (including human biospecimens) in the event that [***] determines that such transfer or provision of access would [***] the Final Rule Implementing Executive Order 14117 of February 28, 2024 (Preventing Access to Americans’ Bulk Sensitive Personal Data and United States Government Related Data by Countries of Concern), 90 Fed. Reg. 1636, as interpreted in rules, guidance, policies, statements or otherwise from time to time (“US Bulk Data Final Rule”). In such event, the Parties shall [***].
ARTICLE 6

Manufacturing and Supply
6.1
Assignment of CMO Agreement(s). If prior to completion of all activities under a scope of work/project plan listed on Table 1 of Appendix F of Exhibit 6.2(II) (each, a “CMO Agreement”), (a) Alector is able to transfer and assign to GNE (or its designee) such CMO Agreement without the counterparty’s consent and such CMO Agreement is specific to the manufacture of Compounds or Products, Alector shall transfer and assign such CMO Agreement to GNE (and GNE shall accept such assignment) [***], and (b) to the extent such CMO Agreement is not assignable without the counterparty’s consent or not specific to the manufacture of Compounds or Products, Alector shall [***] obtain such consent of such counterparty or otherwise execute any necessary agreements with the applicable Third Parties, or amend as necessary any existing agreements, to effectuate such transfer and assignment, with respect to the portions thereof pertaining to the manufacture of Compounds or Products, provided, however, [***]. Upon the transfer and assignment of a CMO Agreement from Alector or its Affiliates to GNE (or its designee), GNE shall [***]; provided that if notwithstanding [***].

6.2
CMC Tech Transfer. Commencing promptly following the Effective Date, Alector shall conduct (a) the activities in the CMC Tech Transfer Plan (other than any activities therein to the extent expressly allocated to GNE) and (b) a CMC technology transfer, in each case ((a) and (b)), in accordance with a CMC technology transfer plan (as may be amended by the JSC), and [***] meet the timelines set forth therein, under the coordination of the JSC (such activities and transfer, the “CMC Tech Transfer”; such plan, the “CMC Tech Transfer Plan”) to enable development of the design of the manufacturing process for the supply of non-clinical, clinical and commercial quantities of Products. The CMC Tech Transfer Plan shall include (i) a list of all Inventory to be transferred from Alector to GNE (or GNE’s designee), (ii) a list of all documents, records, data, methods, materials and other Know-How, in each case, relating to the manufacture of Compounds or Products, to be transferred from Alector to GNE (or GNE’s designee) (collectively (i) and (ii), “CMC Transferred Items”), (iii) a description of the activities to be undertaken by Alector (including (A) [***], (B) activities to accomplish a CMC technology transfer and (C) activities to support [***], (iv) a timeline for such activities, and (v) the criteria to denote Completion of CMC Tech Transfer. For clarity, all activities under the CMC Tech Transfer Plan shall be directed to transferring to GNE the CMC Transferred Items and otherwise producing [***] and the CMC Tech Transfer Plan shall not include development or manufacturing activities after production [***]. For purposes of this Agreement, “Completion of CMC Tech Transfer” means that (1) [***], (2) [***], and (3) [***]. The initial CMC Tech Transfer Plan is attached hereto as Exhibit 6.2(II). Until Completion of CMC Tech Transfer (or, with respect to any CMO Agreement, such earlier time, if any, as such CMO Agreement is transferred and assigned to GNE (or its designee) pursuant to Section 6.1), Alector shall maintain in full force and effect any existing agreements with applicable Third Parties, [***]. GNE shall be responsible for [***] costs payable to [***] under the CMO Agreement(s) to conduct the CMC Tech Transfer Plan to the extent required pursuant to Exhibit 6.2(III) and shall [***]). To the extent GNE enters into any additional agreements ([***]) or statements of work with [***] or modifies a CMO Agreement with [***] (or requests Alector to do so), [***] ([***]) [***])). Alector shall deliver (or cause to be delivered), [***], any CMC Transferred Items required to be delivered to GNE (or its designee) pursuant to the CMC Tech Transfer Plan. If at any time after the Completion of CMC Tech Transfer, either Party identifies additional existing materials or Inventory to be transferred from Alector to GNE (or GNE’s designee), the JSC (or if the JSC has dissolved, the Parties) shall amend the CMC Tech Transfer Plan accordingly and effectuate such transfer.
6.3
[***].
6.4
Manufacture by GNE. Following the Completion of CMC Tech Transfer, GNE shall have the sole right to manufacture Compounds and Products in the Territory. Alector shall not be responsible (including under the CMC Tech Transfer Plan or Program Transfer Plan) for conducting development (including CMC development) or manufacturing activities after [***].
6.5
GNE Cooperation. Without limiting any obligations of Alector under Section 6.2 or 7.1, GNE shall reasonably cooperate with Alector to receive the benefit of Alector’s activities under the CMC Tech Transfer Plan and the Program Transfer Plan.

ARTICLE 7

Program Transfer
7.1
Program Transfer Plan. Commencing promptly following the Effective Date, Alector shall conduct (a) the activities in the Program Transfer Plan (other than any activities therein to the extent expressly allocated to GNE) and (b) a technology transfer, in each case ((a) and (b)), in accordance with a technology transfer plan (as may be amended by the JSC), and [***], under the coordination of the JSC, whereby Alector shall transfer to GNE Know-How within the Alector IP and materials within the Inventory, in each case, [***] to Exploit Compounds or Products that are not otherwise transferred under Section 6.2 (such activities and transfer, the “Program Transfer”; such plan, the “Program Transfer Plan”). The Program Transfer Plan shall include (i) a list of all documents, data, records, methods, materials and other Know-How to be transferred from Alector to GNE (or GNE’s designee) (“Program Transferred Items”), (ii) a description of the activities to be undertaken by Alector to accomplish such transfer, (iii) a timeline for such activities, and (iv) the criteria to denote Completion of Program Transfer in accordance with the Program Transfer Plan. For purposes of this Agreement, “Completion of Program Transfer” means that [***]. The initial Program Transfer Plan is attached hereto as Exhibit 6.2(I). Unless otherwise agreed by GNE in connection with an amendment or modification to the Program Transfer Plan pursuant to Section 4.1.4, each Party shall bear its own costs incurred in the performance of the Program Transfer. Alector shall deliver (or cause to be delivered), [***], any Program Transferred Items required to be delivered to GNE (or its designee) pursuant to the Program Transfer Plan.
7.2
Ongoing Know-How Transfer. If, at any time during the Term, either Party identifies any additional documents, records, methods, or other Know-How within the Alector IP or materials within the Inventory [***] to Exploit Compounds or Products, such Party shall promptly provide notice to the other Party thereof, which notice will identify such item(s), and, if requested by GNE, Alector shall promptly transfer such items to GNE[***]. Alector shall respond to GNE’s reasonable requests relating to the Know-How within the Alector IP, including providing reasonable access to Alector’s employees and facilities, and use reasonable efforts to provide access to Third Party service providers, in all cases, upon GNE’s request to answer questions or provide technical training and to enable GNE to understand and implement such Know-How[***].
7.3
Acknowledgement. Alector acknowledges and agrees that Alector’s obligations (or components thereof) under ARTICLE 6 and this ARTICLE 7 are unique and that GNE would not have entered into this Agreement in the absence of such obligations, and that any breach or threatened breach of any such obligations by Alector may result in irreparable injury to GNE for which damages may not be an adequate remedy.
7.4
Data Privacy. If deemed applicable by either Party taking into consideration the activities under this Agreement, the Parties shall enter into the relevant agreements to enable data sharing between the Parties that are in compliance with applicable data privacy laws. Under any such agreement, each Party shall represent and warrant that (a) any personal data shall be provided to the other Party in an anonymized, pseudonymized, de-identified, or aggregated manner, as applicable, (b) it shall not disclose or otherwise make available to the other Party any code allowing identification of data subjects (e.g., patients, study participants, specimen donors), and (c) it shall not undertake any actions to identify the data subjects or obtain access to any code to identify such data subjects, in each case to the extent required by Applicable Law.
7.5
MTA. Alector acknowledges and agrees that, subject to the terms and conditions of this Agreement and notwithstanding anything to the contrary in the MTA, GNE shall have the right to retain any remaining Materials (as defined in the MTA) and any replications thereof, and such materials shall be deemed included within the Know-How of the Licensed IP.
7.6
[***]. Notwithstanding this ARTICLE 7, neither Alector nor its Affiliates shall be obligated to transfer or make available to GNE or its Affiliates [***] Controlled by Alector or its Affiliates that are [***], provided, that the foregoing is not intended and shall not be construed to exclude from Alector’s transfer requirement any tools or materials that are reasonably necessary to conduct any GLP Toxicology Study or Clinical Trial for, or manufacture of, any Compound or a Product.
ARTICLE 8

Diligence
8.1
Research, Development, and Commercialization. Except as otherwise set forth in ARTICLE 6 and ARTICLE 7, GNE shall have the sole right to perform research, development, manufacturing, and commercialization of Compounds and Products under this Agreement. [***] GNE shall use Commercially Reasonable Efforts to [***].
8.2
Progress Reports. By [***] of each Calendar Year, beginning on [***], until [***], GNE shall provide to Alector an annual written report summarizing GNE’s, its Affiliates’ and its Sublicensees’ progress in the development of Products through [***] of such Calendar Year.
ARTICLE 9

Financial Terms
9.1
Upfront Payment. In consideration for the rights granted by Alector under this Agreement, GNE shall pay to Alector a one-time, non-refundable, non-creditable upfront payment of One Hundred Million USD ($100,000,000) (“Upfront Payment”) following completion of each of the following:
(a)
[***];
(b)
[***]
(c)
[***]
(d)
following the Effective Date and completion of clauses (a) through (c) above, Alector has sent to GNE an invoice for the Upfront Payment.

GNE shall pay the invoice described in clause (d) above within [***] of GNE’s receipt thereof.

9.2
Development Milestones. Subject to the terms and conditions of this Agreement (including Sections 9.6 and 16.3.1(a) and the remainder of this Section 9.2), with respect to each milestone event set forth in the table immediately below (each, a “Development Milestone Event”), GNE shall pay Alector, in accordance with Section 10.1, the applicable corresponding non-refundable, non-creditable milestone payment set forth in such table (each, a “Development Milestone Payment”) following the first achievement of the corresponding Development Milestone Event by or on behalf of GNE, its Affiliate, or a Sublicensee; provided that[***].

Row	Development Milestone Event	Development Milestone Payment (USD)
[***]
		[***]	[***]	[***]	[***]
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]

The Development Milestone Payment for each Development Milestone Event shall be payable only once, upon the first achievement of such Development Milestone Event, and no amounts shall be due for subsequent or repeated achievements of such Development Milestone Event, whether for the same or a different Product or any additional Indications[***]. The maximum aggregate amount payable by GNE pursuant to this Section 9.2 [***] is [***].

[***].

[***].

[***].

Notwithstanding the foregoing,

(a)
[***];

(b)
[***];
(c)
[***];
(d)
[***];
(e)
[***]; and
(f)
[***].
9.3
Annual Net Sales Milestones. Subject to the terms and conditions of this Agreement (including the last sentence of Section 9.5.1, Sections 9.6 and 16.3.1(a) and the remainder of this Section 9.3), with respect to each milestone event set forth in the table immediately below (each, an “Annual Net Sales Milestone Event”), GNE shall pay Alector, in accordance with Section 10.1, the applicable corresponding non-refundable, non-creditable milestone payment set forth in such table (each, an “Annual Net Sales Milestone Payment”) following the first achievement of the corresponding Annual Net Sales Milestone Event by or on behalf of GNE, its Affiliate, or a Sublicensee; provided that[***].

Annual Net Sales Milestone Event	Annual Net Sales Milestone Payment (USD)
[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

For clarity, [***]s. The maximum aggregate Annual Net Sales Milestone Payments payable by GNE pursuant to this Section 9.3 [***] is [***].

9.4
Royalty Payments. Subject to the terms and conditions of this Agreement (including Sections 9.5.1 and 9.6), on a Product-by-Product basis, commencing upon the First Commercial Sale of a Product in the Territory, GNE shall pay Alector, in accordance with Section 10.2, a royalty on Annual Net Sales of such Product in the Territory at the following rates:

Royalty Rates Table
[***] [***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Royalty Rates Table
[***] [***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

No more than one stream of royalty payments will be due under this Section 9.4 with respect to sales of any one particular Product. For clarity, multiple royalty payments will not be due or payable because a Product is Covered by more than one (1) Valid Claim [***] in the country in which such Product is sold.

9.5
Royalty Term; Late Developed Products.
9.5.1
Royalty Term. GNE’s obligation to make royalty payments on Net Sales of a given Product in a particular country shall begin on the date of the First Commercial Sale of such Product in such country and [***] continue, on a Product-by-Product and country-by-country basis, until [***] (“Royalty Term”). Upon expiration of the Royalty Term with respect to a Product in a country, the license and other rights granted to GNE in Section 2.1.1 shall become [***] in respect of such Product in such country. Notwithstanding anything to the contrary herein, [***].
9.5.2
[***].
9.6
Payment Offsets and Reductions [***]. Each of the payment offsets and reductions set forth in this Section 9.6 (a) shall[***] operate independently and, except for Section 9.6.1 (which shall be applied first), shall be applied in the order in which the event triggering the offset or reduction occurs, and any or all may apply to a given Product if a payment is owed with respect to such Product, and (b) shall be [***].
9.6.1
Spur License Payments. [***].
9.6.2
Third Party Payments. Subject to Section 9.6.1, if GNE (or any of its Affiliates or Sublicensees) (a) acquires rights under any Patents from a Third Party that (i) are [***] or (ii) [***] (such Patents described in clauses (i) and (ii), “Offset Patent Rights”), (b) reimburses any [***] pursuant to Section [***] or (c) without limiting the foregoing clause (a), [***], then GNE shall have the right to offset up to [***] of (x) with respect to the foregoing clause (a), any amounts paid by GNE (or any of its Affiliates or Sublicensees) to such Third Party for such rights [***] that are [***] the Exploitation of (1) [***] or (2) [***], (y) with respect to the foregoing clause (b), any such [***] a Product [***], or (z) with respect to the foregoing clause

(c), [***] (any such amounts under (x), (y) or (z), “Third Party Payments”), against any then-currently owed or future [***] for the applicable Product; provided, however, that (A) [***] and (B) [***]. [***].
9.6.3
Biosimilar Products; Price Control Mechanism. “Event Quarter” means, with respect to a Product and a country or other jurisdiction where such Product is being sold, the Calendar Quarter in which the first of the following events occurs: (a) [***] or (b) [***]. If

(x) the quarterly Net Sales of the applicable Product in the applicable country or jurisdiction in the Event Quarter or any Calendar Quarter thereafter is less than or equal to [***] but greater than [***] of the average quarterly Net Sales of such Product in such country or jurisdiction in the [***] consecutive Calendar Quarters immediately prior to the Event Quarter, then (subject to clauses (y) and (z) below) the royalty payments due under Section 9.4 with respect to Net Sales of such Product in such country or jurisdiction for that Calendar Quarter will be reduced to [***] of the amount that would have otherwise been due,

(y) the quarterly Net Sales of the applicable Product in the applicable country or jurisdiction in the Event Quarter or any Calendar Quarter thereafter is less than or equal to [***] but greater than [***] of the average quarterly Net Sales of such Product in such country or jurisdiction in the [***] consecutive Calendar Quarters immediately prior to the Event Quarter, then (subject to clause (z) below) the royalty payments due under Section 9.4 with respect to Net Sales of such Product in such country or jurisdiction for that Calendar Quarter will be reduced to [***] of the amount that would have otherwise been due, and

(z) the quarterly Net Sales of the applicable Product in the applicable country or jurisdiction in the Event Quarter or any Calendar Quarter thereafter is less than or equal to [***] of the average quarterly Net Sales of such Product in such country or jurisdiction in the [***] consecutive Calendar Quarters immediately prior to the Event Quarter, then the royalty payments due under Section 9.4 with respect to Net Sales of such Product in such country or jurisdiction for that Calendar Quarter will be reduced to [***] of the amount that would have otherwise been due;

provided that [***].

[***].

9.6.4
[***]. On a Product-by-Product and country-by-country basis, if during any portion of the applicable Royalty Term, there is no [***] that Covers such Product in such country, then the royalty payments due under Section 9.4 with respect to Net Sales of such Product in such country will be reduced by [***]. [***].
9.6.5
[***]. [***].
9.7
[***]

9.8
[***]
ARTICLE 10

Payment Terms, Reports, and Audits
10.1
Notice of Milestone Achievement; Timing of Milestone Payments. With respect to each of the milestone events set forth in Section 9.2, GNE shall inform Alector within [***] following the achievement of such event. With respect to each of the milestone events set forth in Section 9.3, GNE shall inform Alector within [***] following the end of the Calendar Quarter during which achievement of such event occurred. GNE shall pay Alector the applicable milestone payment within [***] of receipt of an invoice from Alector provided after Alector’s receipt of the respective achievement notice from GNE of the applicable milestone (or if earlier, after the date GNE was obligated to provide such notice).
10.2
Timing of Royalty Payments. All royalty payments pursuant to Section 9.4 (and all [***]) shall be made within [***] of the end of each Calendar Quarter in which the sale was made (or the [***] was received).
10.3
Royalty Report. For each Calendar Quarter for which GNE has an obligation to make royalty payments pursuant to Section 9.4, such payments shall be accompanied by a report that specifies for such Calendar Quarter the following information on a Product-by-Product basis:
(a)
the Sales and Net Sales in those countries where the Royalty Term is then in effect;
(b)
the applicable royalty rate(s) applied;
(c)
the total royalties due to Alector on such Net Sales, and the calculations thereof;
(d)
any applicable royalty adjustments, reductions, or offsets set forth herein; and
(e)
the total royalties due to Alector on such Net Sales after applying any applicable adjustments, reductions, and offsets as set forth herein.

Alector may review each royalty report and may request reasonable clarification regarding the report or the calculation of royalties reflected therein. GNE shall respond to such requests and provide such clarification within a reasonable period of time.

10.4
[***].
10.5
Mode of Payment. All payments to Alector hereunder will be made in immediately available funds to the account listed below (or such other account as Alector designates (in compliance with Section 18.2) at least [***] before the applicable payment is due):

For Wire Transfers:
Beneficiary Account Name: [***]
Beneficiary Account Number: [***]
Beneficiary Bank Name: [***]
Beneficiary Bank Swift BIC: [***]
Beneficiary Bank Routing Number: [***]

10.6
Currency of Payments. All amounts set forth herein (including all payments) are in USD, unless otherwise expressly provided in this Agreement. Net Sales outside of the US will be first determined in the currency in which they are earned and will then be converted into an amount in USD as follows: (a) with respect to Sales by or on behalf of GNE or an Affiliate, using GNE’s or such Affiliate’s customary and usual conversion procedures, consistently applied in accordance with its Accounting Standards for purposes of publicly reporting its finances and (b) with respect to Sales by or on behalf of a Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to GNE for such sales. [***] received by GNE or its Affiliate will be first determined in the currency in which they are received and will, if necessary, then be converted into an amount in USD using GNE’s or such Affiliate’s customary and usual conversion procedures, consistently applied in accordance with its Accounting Standards for purposes of publicly reporting its finances.
10.7
Invoices. Alector shall send invoices under this Agreement to GNE via e-mail to GNE’s Alliance Director at the applicable email address provided separately by GNE or to such other address(es) as GNE may designate from time to time.
10.8
[***]
10.9
[***].
10.10
Taxes.
10.10.1
Indirect Taxes. All sums payable under this Agreement are exclusive of any applicable indirect taxes, including transfer, documentary, sales, use, stamp, registration, value-added, turnover, consumption, goods and services tax or any other similar tax, interest or penalties (collectively, “Indirect Taxes”). [***] Indirect Taxes will be borne by [***]. Each Party agrees to reasonably assist the other Party (upon request) in claiming exemption from, or a recovery of, any applicable Indirect Tax, and in minimizing the amount of any applicable Indirect Tax.
10.10.2
Withholding Taxes. If a provision under Applicable Law of any country requires withholding of [***] (other than Indirect Taxes) with respect to any royalty or other amounts payable under this Agreement to Alector or any of its Affiliates (“Withholding Taxes”), then GNE will be entitled to withhold or deduct any Withholding Taxes from any payments due to Alector under this Agreement or to be promptly reimbursed by Alector if no further payments are due under this Agreement. GNE will promptly pay such Withholding Taxes for and on behalf of Alector to the proper governmental authority and promptly furnish Alector with receipt of payment, and all such withheld amounts shall be treated as having been paid to Alector (or its Affiliate(s)) hereunder. Each Party agrees to reasonably assist the other Party in claiming refunds, reductions, or exemptions from such deductions or withholdings of any Withholding Taxes under an applicable double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted or claiming a refund thereof, including, by requesting any applicable form, certification, or other information from the other Party that may reduce or eliminate any such Withholding Taxes (a) prior to making a relevant payment or type of payment and (b) at any time thereafter when any such form, certification or other information is required to be updated or supplemented. [***].
10.11
Records; Inspection.
10.11.1
Records. GNE agrees to keep, for [***] from the end of the year of creation or such longer period as may be required by Applicable Law, records pertaining to [***] for each reporting period in which payments are due under [***]. Such records shall include all sales of Products for GNE and [***] in sufficient detail to enable the reports provided under Section 10.3 or any [***] to be verified.
10.11.2
Audits. Alector will have the right to request that records maintained under Section 10.11.1 be verified by an independent, certified, and internationally recognized public accounting firm selected by Alector and reasonably acceptable to GNE (the “CPA Firm”). Such right to request a verified report will (a) be limited to the minimum [***] period during which GNE is required to maintain the same pursuant to Section 10.11.1, (b) not be exercised more than once in any Calendar Year, and (c) not be exercised more than once with respect to records covering any specific period of time. Subject to Section 10.11.3, GNE will, upon reasonable advance notice and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of payments due under Section [***], including, if applicable, any royalty report(s). The CPA Firm will only state factual findings in the audit reports. The CPA Firm will share all draft audit reports with GNE before any draft audit report is shared with Alector and before the final audit report is issued. All final audit reports will be shared with GNE at the same time that the applicable report is shared with Alector. Alector may [***].
10.11.3
Confidentiality. Prior to any audit under Section 10.11.2, the CPA Firm will enter into a written confidentiality agreement with GNE that (a) limits the CPA Firm’s use of GNE’s records to the verification purpose described in Section 10.11.2; (b) limits the information that the CPA Firm may disclose to Alector to the numerical summary of payments due and paid; and (c) prohibits the disclosure of any information contained in such records to any Third Party for any purpose (except that [***]. The Parties agree that all information subject to review under Section 10.11.2 or provided by the CPA Firm to Alector is GNE’s Confidential Information (including all draft and final audit reports), and Alector will not use any such information for any purpose that is not germane to Section 10.11.2.
10.11.4
Underpayment; Overpayment. After reviewing the CPA Firm’s final audit report, (i) GNE will promptly (and no later than [***] following receipt of such report) pay any understated amounts due to Alector or (ii) Alector will promptly (and no later than [***] following receipt of such report) refund or fully credit against amounts payable in subsequent payment periods, at GNE’s election, any overpayment amounts made by GNE; provided that the foregoing shall not limit either Party’s right to contest amounts understated or overstated, as applicable, to the extent such Party provides the other Party notice of the amount it is contesting prior to the payment (or credit, if applicable) thereof to the other Party (and, in the case of any such contested amounts that are finally determined by mutual agreement of the Parties (or through Section 17.2) to not have been in fact an underpayment or overpayment, as applicable, the other Party will pay (or in the case of GNE contesting an overpayment, fully credit, at GNE’s election) the applicable amounts promptly after the dispute is resolved). Any audit under Section 10.11.2 will be at Alector’s expense; provided, however, that GNE will reimburse reasonable audit fees for a given audit if the results of such audit reveal that GNE underpaid Alector with respect to payments under Section [***] or more for the audited period.
10.12
Late Payments. If any payment due to either Party under this Agreement is not paid when due, then the paying Party will pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***] (or such other [***] rate acceptable to both Parties), such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest. Any payment due to either Party under this Agreement on a day other than a Business Day shall not be late if made on the next succeeding Business Day, and no interest shall be due thereon.
ARTICLE 11

Intellectual Property
11.1
Disclosure. Without limiting any other disclosure obligations under this Agreement, during the Term, Alector shall regularly (or at the reasonable request of GNE) disclose to GNE any [***] Alector IP of which it becomes aware.
11.2
Ownership. Subject to Section 2.2, each Party will continue to own any intellectual property (including Patents and Know-How) that it owned prior to the Effective Date or that it discovers, conceives, generates or otherwise makes independently of this Agreement. Subject to the licenses set forth in Section 2.1, ownership of any intellectual property (including Patents and Know-How, inventions, compositions of matter, articles of manufacture, or other subject matter, whether patentable or not) that is discovered, conceived, generated or otherwise made in the performance of this Agreement by or on behalf of one or both of the Parties or their respective Affiliates and the rights therein shall, as between the Parties, be determined based on inventorship (and, for clarity, as between the Parties, each Party shall own an equal, undivided joint interest in and to any Joint IP) (any such intellectual property that is discovered, conceived, generated or made in the performance of this Agreement solely by or on behalf of GNE or its Affiliates and the rights therein, as between the Parties, shall be solely owned by GNE as “GNE Sole Arising IP”). The determination of inventorship for purposes of allocating proprietary rights shall be made in accordance with the US patent laws. For clarity, for purposes of ownership of Know-How that is not an invention, the Party that discovered, conceived, generated or otherwise made the applicable Know-How will be deemed to have invented such Know-How. Subject to Sections 2.1.1 and 3.1, each Party has the right to practice, license, sublicense, assign, transfer, and otherwise exploit such Party’s interest in the Joint IP (including Patents therein) for any and all purposes on a worldwide basis without restriction, and without the consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents, and waivers with respect to, and all licenses under, such Party’s interest in the Joint IP, throughout the world, necessary to provide the other Party with the foregoing rights.
11.3
Assignment; Cooperation. The assignments necessary to accomplish the ownership provisions set forth in Section 11.2 are hereby made by each Party to the other Party, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation to implement the provisions of Section 11.2. Without limiting the foregoing, each Party agrees to execute such documents, render such assistance, and take such other action as the other Party may reasonably request, to apply for, register, record, perfect, confirm, and protect the other Party’s rights in such intellectual property rights (including Patents) therein to effect the intent of Section 11.2.
11.4
Prosecution and Maintenance.
11.4.1
Patent Coordination Team. Promptly after the Effective Date, the Parties shall establish a Patent coordination team (“Patent Coordination Team”) to facilitate communications with respect to issues germane to this ARTICLE 11. The Patent Coordination Team shall be composed of one (1) designee from each Party who is appropriate for the scope of responsibilities and activities to be undertaken. A Party may replace its Patent Coordination Team designee at any time by informing the other Party’s Patent Coordination Team designee and Alliance Director (which may both be by email).
11.4.2
Patents within GNE Sole Arising IP. As between the Parties, GNE shall, at its sole expense and discretion, have the sole right, but not the obligation, to control and make decisions with respect to the Prosecution and Maintenance of all Patents within GNE Sole Arising IP.
11.4.3
GNE-Controlled Patents. As between the Parties, subject to [***], GNE shall, at its sole expense and discretion, have the first right, but not the obligation, to control and make decisions with respect to the Prosecution and Maintenance of the Existing GCase Patents [***] (collectively, the “GNE-Controlled Patents”). [***] (b) [***].
11.4.4
Alector-Controlled Patents.
(a)
As between the Parties, subject to the remainder of this Section 11.4.4, Alector shall, at its sole expense and discretion, have (i) subject to clause (ii) below, the sole right, but not the obligation, to control and make decisions with respect to the Prosecution and Maintenance of the Licensed Patents (including any Spur Patents and Existing Brain Shuttle Patents) [***] (collectively, the “Alector-Controlled Patents”), and (ii) the first right, but not the obligation, to control and make decisions with respect to the Prosecution and Maintenance of the Alector-Controlled Patents (other than Spur Patents and Existing Brain Shuttle Patents) that include a [***] or any other claim reciting any GCase (“Alector-Controlled GCase-Related Patents”). [***].
(b)
GCase Claim Strategy. Within [***] following the Effective Date, Alector, through the Patent Coordination Team, shall provide to GNE Alector’s strategy to date for Prosecution and Maintenance of [***] (each, a “GCase Claim”). [***].

(c)
GCase Claim Prosecution and Maintenance. For any Alector-Controlled Patent that is not [***], Alector shall provide GNE with copies of any material communications to and from any patent authority and drafts of substantive official correspondence with patent authorities [***].
(d)
[***].
(e)
Status Report. By [***] of each Calendar Year, Alector shall provide GNE a written high-level status report for each Alector-Controlled Patent (for clarity, including each Spur Patent).
11.4.5
Cooperation. Alector shall reasonably cooperate with and assist GNE in the Prosecution and Maintenance of Patents under Section 11.4.3 or 11.4.4(a), including making inventors or other knowledgeable persons and scientific records (including copies of relevant notebook pages) reasonably available and using its reasonable efforts to have documents signed as necessary in connection with such Prosecution and Maintenance.
11.4.6
Patent Term Extension. As between the Parties, with respect to each Product, GNE shall have the sole right to apply for any patent term extensions (including supplementary protection certificates) worldwide; provided that [***].
11.4.7
Filings with Regulatory Authorities. GNE shall have the sole right to make all filings with Regulatory Authorities worldwide relating to any Products, including as required or allowed under the national implementations of Article 10(1) of Directive 2001/83/EC or other international equivalents, provided that [***].
11.4.8
Unified Patent Court. At any time prior to the end of the “transitional period” as such term is used in Article 83 of the Agreement on a Unified Patent Court between the participating Member States of the European Union, for a given relevant GNE-Controlled Patent in the Member States of the European Union, GNE may request in writing that Alector either (a) opt out from the exclusive competence of the Unified Patent Court or (b) if applicable, withdraw a previously-registered opt-out, and Alector shall notify the Unified Patent Court Registry, pay any such registry fee and take such other action as may be necessary to effect the opt-out or opt-out withdrawal, provided that GNE shall reimburse all such registry fees actually paid by Alector. In either case (a) or (b), Alector shall [***] of such requested action within [***] of receipt of GNE’s written request.
11.4.9
CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that term is defined in 35 U.S.C. § 100(h), and as it applies to inventions as set forth in 35 U.S.C. § 102(c) (AIA) or 35 U.S.C. § 103(c) (pre-AIA) and may be used for the purpose of overcoming a rejection of a claimed invention within the Joint IP pursuant to the provisions of 35 U.S.C. § 102(c) or 35 U.S.C. § 103(c). If either Party intends to overcome a rejection of any other claimed invention outside the Joint IP pursuant to the provisions of 35 U.S.C. § 102(c) or 35 U.S.C. § 103(c), such Party shall first obtain the prior written consent of the other Party.
11.4.10
Inventor Remuneration. Alector shall be solely responsible for all invention compensations or remunerations (including for inventions and for all Alector IP, whether invented prior to or after the Effective Date) payable in accordance with Applicable Law to inventors that are employees or consultants of Alector or any of its Affiliates (including their respective subcontractors) (such invention compensations or remunerations, “Inventor Remuneration”).
11.4.11
German Statute on Employee Inventions. With respect to any inventions arising under this Agreement that are within the scope of the German Statute on Employee’s Inventions, the applicable Party shall claim the unlimited use of any such invention. Each Party shall be responsible for its own compliance with the German Statute on Employee’s Inventions.
11.4.12
Trademarks. GNE shall have the sole right to determine and own all trademarks used on or for Products (each, a “Product Trademark”), and shall have the sole right, but not the obligation, at its sole expense and discretion, to procure, maintain, enforce, and defend the Product Trademarks. Alector shall not, and shall not permit its Affiliates to, (a) use in their respective businesses any Product Trademark or other trademark that is confusingly similar to, misleading or deceptive with respect to, or that dilutes any (or any part of a) Product Trademark, (b) do any act which endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to a Product Trademark, or (c) attack, dispute, or contest the validity or ownership of a Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto. GNE shall have the right to obtain the International Non-proprietary Name (INN) from the World Health Organization and the US Adopted Name (USAN) from the US Adopted Names Council (USANC) as the generic name(s) for the Products.
11.5
Enforcement; Challenges; Defense of Third Party Infringement Claims.
11.5.1
Notice. Each Party shall promptly notify the other Party upon learning of any (a) actual or suspected infringement or misappropriation by a Third Party of any Alector IP (excluding Spur Patents) arising from the Exploitation of a product that is competitive with a Product (or any other actual or suspected infringement or misappropriation by a Third Party of any Joint IP) (each, an “Infringement”) or (b) claim by a Third Party (other than a patent office) of invalidity, unpatentability (including any observations, reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions, and other similar proceedings, in each case, filed or brought by a Third Party (other than a patent office)), unenforceability or non-infringement (or non-misappropriation) of an Alector Patent (excluding any Spur Patent) that claims a Product (or a component thereof) or the composition of matter of, method of use of or method of manufacturing a Product or Know-How within the Alector IP (or a component thereof) (each, a “Challenge”). For purposes of this Section 11.5, (i) any certification, notice of allegation, declaration, or similar notice pursuant to a patent listing or patent linkage regulation under Applicable Law in the Territory or (ii) any notice of filing of an abbreviated biologics license application, a notice of commercial marketing, or similar notice pursuant to regulations under Applicable Law in the Territory, in either case ((i) or (ii)) received by either Party from a Third Party for a Product shall be deemed an Infringement of the applicable Patent(s).

11.5.2
Enforcement.
(a)
Control.
(i)
Subject to Sections 11.5.2(a)(ii), 11.5.2(c) and 11.5.3(e), as between the Parties, (A) [***], (B) [***], and (C) Alector, at its sole expense, shall have the sole right, but not the obligation, to manage and control any Infringement actions regarding the [***] ([***]), in each case ((A) through (C)), including determining the appropriate course of action, controlling any resulting litigation, and entering into settlements with respect to the applicable Infringement action.
(ii)
In the event GNE does not institute an Infringement action (or take other commercially reasonable steps to address Infringement) with respect to any [***] for a period of [***] after being requested by Alector to do so, Alector shall have the right but not the obligation to, after giving good faith consideration to GNE’s reasons for not having filed suit, institute such Infringement action at its own cost.
(b)
Cooperation. In any action described in Section 11.5.2(a), the non-controlling Party shall cooperate (and cause its Affiliates and sublicensees (other than Compulsory Sublicensees, except where the applicable Compulsory Sublicense affords such non-controlling Party such rights) to cooperate) with the Party controlling any such action (as may be reasonably requested by the controlling Party) at the controlling Party’s expense, including, if necessary, by being joined as a party and making its employees, including inventors, available at reasonable business hours, and the Party controlling any such action shall keep the other Party regularly updated and informed with respect to any such action, including providing copies of material documents received or filed in connection with any such action.
(c)
Settlement. GNE may settle or consent to an adverse judgment in any action described in Section 11.5.2(a) for which GNE is the controlling Party without obtaining consent from Alector, unless such settlement or judgment would [***]. Alector may settle or consent to an adverse judgment in any action described in Section 11.5.2(a) for which Alector is the controlling Party without obtaining consent from GNE, unless such settlement or judgment would [***].
(d)
Damages. [***].
(e)
Other GNE Rights. As between the Parties, GNE, at its sole expense, shall have the sole right, but not the obligation, to manage and control any action regarding any actual or suspected infringement or misappropriation by a Third Party of [***].
11.5.3
Challenges.
(a)
Control.
(i)
As between the Parties, [***].

(ii)
Subject to Sections 11.5.3(a)(iii), 11.5.3(c) and 11.5.3(e), as between the Parties, [***].
(iii)
In the event that a Party having the first right to defend any Challenge pursuant to this Section 11.5.3(a) does not institute a defense to a Challenge with respect to such Patent, [***].
(b)
Cooperation. In any action under Section 11.5.3(a), the non-controlling Party shall cooperate (and cause its Affiliates and sublicensees (other than Compulsory Sublicensees except where the applicable Compulsory Sublicense affords such non-controlling Party such rights) to cooperate) with the Party controlling any such action (as may be reasonably requested by the controlling Party) at the controlling Party’s expense, including, if necessary, by being joined as a party and making its employees, including inventors, available at reasonable business hours, and the controlling Party shall keep the non-controlling Party regularly updated and informed with respect to any such action, including providing copies of material documents received or filed in connection with any such action.
(c)
Settlement. The Party controlling the defense of a Challenge pursuant to Section 11.5.3(a) shall have the exclusive right to settle any such Challenge without the consent of the other Party, unless such settlement would [***].
(d)
Counterclaims. Notwithstanding the foregoing in this Section 11.5.3, Section 11.5.2(a) shall govern the rights and obligations of the Parties with respect to a counterclaim brought in response to any action to enforce or abate an Infringement.
(e)
GCase Claims Strategy. Alector, through the Patent Coordination Team, shall provide GNE the proposed strategy (including any change thereto) for managing and controlling any Infringement action or defending any Challenge, [***].
(f)
Other GNE Rights. As between the Parties, GNE, at its sole expense, shall have the sole right, but not the obligation, to defend and settle any claim by a Third Party of [***].
11.5.4
Defense of Third Party Infringement Claims. In the event that a claim is brought against either Party alleging the infringement, violation, or misappropriation of any Third Party intellectual property right based on the Exploitation of a Product(s), the Parties shall promptly meet to discuss the defense of such claim, and the Parties shall, as appropriate, enter into a joint defense agreement with respect to the common interest privilege protecting communications regarding such claim in a form reasonably acceptable to the Parties. Subject to [***].
11.5.5
Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party or its Affiliates to the other Party or its Affiliates regarding intellectual property or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Products. [***]
11.6
Third Party Licenses; Alector Future Agreements.
11.6.1
Third Party IP. Alector shall notify GNE in writing if Alector or its Affiliate becomes aware of any Patent, Know-How or other intellectual property right owned or controlled by a Third Party (and not already included in the Licensed IP) that is [***] (“GCase Specific Third Party IP”). [***].
11.6.2
Alector Future Agreements. Without limiting Section 11.6.1 or 14.2.1(m), if after the Effective Date Alector or any of its Affiliates enters into any agreement with any Third Party pursuant to which Alector or any of its Affiliates Controls any Know-How or Patent that is [***] (“Third Party IP”), then:
(a)
promptly after entering into any such agreement [***] (any such agreement, an “Alector Future Agreement”), Alector shall (i) provide to GNE [***] (“Alector Future Agreement Notice”), and (ii) [***]. [***].
(b)
GNE shall have the right, exercisable by written notice to Alector, to have some or all of such Third Party IP included in the Licensed IP, and if GNE exercises such right, then, from and after delivery of such written notice, (i) such Alector Future Agreement shall be a “Selected Alector Future Agreement”, (ii) such applicable Third Party IP shall automatically be included in the Licensed IP, (iii) GNE, its Affiliates and Sublicensees shall [***], [***], and (iv) [***], and (B) [***]); provided that (x) [***], (y) [***], provided that [***], and (z) GNE may, at any time in its sole discretion, by written notice to Alector elect to abandon its rights to any such applicable Third Party IP, and from and after delivery of any such written notice, (1) such Alector Future Agreement shall cease to be a Selected Alector Future Agreement (if GNE abandons all rights to all Third Party IP Controlled by Alector under such Alector Future Agreement), (2) such applicable Third Party IP shall be excluded from the Licensed IP and (3) GNE shall [***]. Unless and until GNE exercises such right to include Third Party IP within Licensed IP with respect to an Alector Future Agreement, Alector shall [***].
(c)
[***].
11.6.3
Clarification. As between the Parties, except as expressly provided in Section 11.6.2, Alector shall be solely responsible for any payment or other obligations under any agreement between Alector or any of its Affiliates, on the one hand, and any Third Party, on the other hand, whether entered into before or after the Effective Date, including any Upstream Agreement or Alector Future Agreement, including as a result of the Exploitation of any Compound or Product by or on behalf of GNE or its Affiliates or Sublicensees hereunder.
11.7
Coordination with Upstream Agreements and Selected Alector Future Agreements. Notwithstanding the foregoing in Sections 11.4 and 11.5, the Parties agree and acknowledge that the rights granted to GNE under Sections 11.4 and 11.5 with respect to Licensed IP licensed or acquired under Upstream Agreements (other than the Spur License) or Selected Alector Future Agreements, [***], are subject to [***].

ARTICLE 12

Confidentiality
12.1
Definition of Confidential Information. “Confidential Information” of a Party means the information (of whatever kind and in whatever form or medium, including copies thereof) disclosed or otherwise made available in any form (written, oral, electronic, photographic or otherwise) by or on behalf of such Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, whether prior to or during the Term, including any such Know-How or other information (whether or not patentable) regarding such Party’s research, development plans, designs of Clinical Trials, preclinical and clinical data, technology, products, business information or objectives, reports, and audits under this Agreement, and other such information of the type that is customarily considered to be confidential or proprietary information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement, including all proprietary materials as well as data and information associated therewith. Notwithstanding the foregoing, (a) unless and until this Agreement is terminated [***], [***], (b) any Know-How [***] and (c) the terms and conditions of this Agreement, in each case ((a) through (c)), shall each be deemed the Confidential Information of both Parties (and each Party shall be deemed to be both the Disclosing Party and the Receiving Party with respect thereto).
12.2
Exclusions Regarding Confidential Information. Notwithstanding anything to the contrary in Section 12.1, Confidential Information of the Disclosing Party shall not include information that the Receiving Party can demonstrate with competent written records:
(a)
was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of receipt by the Receiving Party, provided that the foregoing exception shall not apply with respect to Confidential Information deemed in Section 12.1 to be Confidential Information of [***];
(b)
was generally available to the public or otherwise publicly disclosed at the time of its receipt by the Receiving Party;
(c)
became generally available to the public or otherwise publicly disclosed after its receipt by the Receiving Party other than through any act or omission of such Receiving Party in breach of this Agreement;
(d)
was received by the Receiving Party without an obligation of confidentiality, non-disclosure or non-use from a Third Party, who had no obligation of confidentiality, non-disclosure or non-use regarding such information; or
(e)
was independently developed by or for the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party, provided that the foregoing exception shall not apply with respect to Confidential Information deemed in Section 12.1 to be Confidential Information of [***].

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party, unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

12.3
Non-Use and Non-Disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (a) except to the extent expressly permitted by this Agreement or otherwise agreed to by the other Party, keep confidential and not disclose to any Third Party or use for any other purpose any Confidential Information of the other Party; and (b) take reasonable precautions to protect the Confidential Information of the other Party from unauthorized use or disclosure (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions designed to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted).
12.4
Authorized Use and Disclosure of Confidential Information. A Receiving Party may:
(a)
disclose the Confidential Information of the Disclosing Party to the extent required by Applicable Law, provided that the Receiving Party (i) if permitted by Applicable Law, uses all reasonable efforts to inform the Disclosing Party prior to making any such disclosures and reasonably cooperates with the Disclosing Party [***] in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, requests confidential treatment of such information and furnishes only the minimum amount of Confidential Information of the Disclosing Party necessary to comply with the required disclosure, provided that any disclosure of the Disclosing Party’s Confidential Information in a Release as contemplated by Section 13.4 or of this Agreement in securities filings as contemplated by Section 13.5 shall be subject to the requirements set forth in Section 13.4 or Section 13.5, as applicable, and not the requirements of this Section 12.4(a);
(b)
use or disclose (including to its officers, directors, employees, Sublicensees, contractors, advisors, representatives or agents) the Confidential Information of the Disclosing Party as reasonably necessary to exercise its rights or fulfill its obligations under this Agreement; provided that prior to any such use or disclosure, the recipient is bound by written obligations of confidentiality, non-disclosure, and non-use no less restrictive than those set forth in this Agreement or, with respect to legal or accounting advisors, under professional codes of conduct giving rise to expectations of confidentiality and non-use;
(c)
use or disclose the Confidential Information of the Disclosing Party to the extent such use or disclosure is reasonably required in the Prosecution and Maintenance, enforcement or defense of a Patent within the Alector IP or GNE Sole Arising IP in accordance with this Agreement and following consultation with the Disclosing Party;

(d)
in the case of GNE as the Receiving Party, use or disclose the Confidential Information of the Disclosing Party as reasonably necessary to obtain or maintain any Regulatory Approval (including to conduct preclinical studies and Clinical Trials and for pricing and reimbursement approvals) for any Product, provided that GNE shall take all reasonable steps to limit disclosure of the Confidential Information other than to the applicable Regulatory Authority and to otherwise maintain the confidentiality of the Confidential Information;
(e)
disclose a redacted copy of this Agreement (in a form mutually agreed by the Parties or otherwise publicly available) to the extent necessary to its bona fide potential or actual investors [***] who have a need to know such information in connection with evaluating or monitoring a potential transaction or investment (each, a “Transaction Partner”); provided that prior to any such disclosure, each such Transaction Partner is bound by written obligations of confidentiality, non-disclosure, and non-use [***];
(f)
notwithstanding Section 12.4(e), [***]
(i)
[***] or (B) [***], or
(ii)
[***],

in each case ((i) and (ii)), [***].

12.5
Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes (a) that certain Non-Disclosure Agreement between the Parties dated [***] (the “Non-Disclosure Agreement”), (b) solely with respect to Information (as defined in the MTA), the MTA, and (c) [***]. Disclosures of Alector or GNE made prior to the Effective Date pursuant to the Non-Disclosure Agreement, the MTA or the [***] shall, from and after the Effective Date, be subject to the provisions of this ARTICLE 12 as the Confidential Information of the Party that disclosed such information pursuant to the Non-Disclosure Agreement, the MTA or the [***], as applicable (except as otherwise provided in Section 12.1). Without limiting the foregoing, each Party shall remain liable for its breach, if any, of the Non-Disclosure Agreement, the MTA or the [***] that occurred prior to the Effective Date.
12.6
[***].
12.7
No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the Disclosing Party, except as expressly set forth in this Agreement. Disclosure of Confidential Information to the other Party shall not constitute any grant, option, or license to the other Party, beyond those licenses expressly granted under Sections 2.1.1 and 2.1.2, under any patent, trade secret, or other intellectual property right now or hereinafter held by the Disclosing Party.
12.8
Information Security Incident.
12.8.1
Notice. Each Party shall provide to the other Party notice within [***] of such Party’s confirmation of any unauthorized use of, unauthorized disclosure of, corruption of (including a ransomware attack), loss or other misuse of, or unauthorized access to, the other

Party’s Confidential Information (each such incident, an “Information Security Incident”). Information Security Incidents shall not include unsuccessful attempts or activities that do not compromise the security of Confidential Information, including unsuccessful log-in attempts, pings, port scans, denial of service attacks, or other network attacks on firewalls or networked systems. Such notice shall describe in reasonable detail the Information Security Incident, including the other Party’s Confidential Information impacted, the extent of such impact and any corrective action taken or to be taken by such Party. In addition, if a Party reasonably suspects (even if it has not confirmed) that an actual or attempted Information Security Incident has occurred, then such Party shall promptly notify the other Party of such suspected actual or attempted Information Security Incident.
12.8.2
Non-Disclosure. Except to the extent required by Applicable Law [***], neither Party shall disclose any information related to an actual or attempted Information Security Incident to any Third Party without the other Party’s prior written consent.
ARTICLE 13

Publicity; Publications
13.1
Initial Press Release. Following the Effective Date, Alector may issue a press release concerning the execution of this Agreement in the form attached hereto as Exhibit 13.1. Any response to media inquiries or inquiries by other Third Parties after issuance of the initial press release shall consist solely of the content of the initial press release or conform with response guidelines mutually agreed to by the Parties prior to any such response.
13.2
Subsequent Releases. Following the initial press release announcing this Agreement described in Section 13.1 (“Initial PR”) and subject to Sections 13.4 and 13.5, (a) GNE may issue press releases, presentations, interviews, campaigns, investor communications, social media posts or other public announcements concerning this Agreement, the subject matter hereof, or the Exploitation of Compounds or Products hereunder (a “Release”), without Alector’s prior written consent, unless [***] and (b) Alector may not issue any Release without GNE’s prior written consent [***]; provided that [***]. For any Release that requires consent of the other Party, the issuing Party shall provide a draft of such Release to the other Party for its review at least [***] prior to the intended date of issuance of such Release. For any Release that does not require consent of the other Party (including any Release permitted under Section 13.3), the issuing Party shall inform the other Party of such Release (and, in the issuing Party’s sole discretion, the contents (or the subject matter of such contents) thereof applicable to the non-issuing Party) prior to the intended date of issuance of such Release, or if impracticable, as soon as practicable after such issuance.
13.3
Approved Releases. After release of (a) the Initial PR or (b) any other properly issued Release, either Party may make subsequent public disclosure of the contents of the Initial PR or such other properly issued Release (as applicable) without the further approval of the other Party, provided that such contents remain accurate as of such time and are not presented with any new data or information or conclusions or in a form or manner that materially alters the subject matter therein or could be misleading, and the issuing Party does not include any of the other Party’s (or any of its Affiliate’s) logos (it being understood that [***] and (ii) Alector shall not issue any Release or other communications materials (including press releases, communications to investors, social media posts) for external audiences that are solely or primarily focused on the collaboration or that include GNE’s (or any of its Affiliate’s) marks or logos without GNE’s prior written consent, regardless of whether such materials contain already public information.
13.4
Releases Required by Applicable Law. Each Party may issue any Release it is required to issue by Applicable Law (or relevant rules of a security exchange on which the securities of the issuing Party are listed), provided that if Applicable Law (or relevant rules of a security exchange on which the securities of the issuing Party are listed) requires the issuing Party to disclose any of the other Party’s Confidential Information in such Release, the Party issuing such release shall (a) to the extent permitted by Applicable Law, use reasonable efforts to inform the other Party no less than [***] prior to making any such Release to permit such other Party the opportunity to seek to obtain a protective order or other confidential treatment preventing or limiting the required disclosure, and (b) disclose only such Confidential Information of the other Party that it is advised by legal counsel is required by Applicable Law (or relevant rules of a security exchange on which the securities of the issuing Party are listed) to be disclosed in such Release. To the extent such other Party seeks to obtain a protective order or other confidential treatment to prevent or limit the required disclosure, the issuing Party shall reasonably assist such other Party (unless prohibited by Applicable Law (or relevant rules of a security exchange on which the securities of the issuing Party are listed)), but shall not be required to delay such Release beyond the requirements of Applicable Law (or relevant rules of a security exchange on which the securities of the issuing Party are listed).
13.5
Filing of Agreement. Each Party may disclose this Agreement in securities filings with the US Securities and Exchange Commission or equivalent foreign agency to the extent required by Applicable Law (or relevant rules of a security exchange on which the securities of the filing Party are listed). In such event, the filing Party shall, at the request of the other Party, seek confidential treatment of portions of this Agreement from the applicable governmental agency. The filing Party shall also provide such other Party with the opportunity, for no less than [***] before the date of the proposed filing, to review and comment on any such proposed filing of this Agreement, and shall thereafter provide reasonable advance notice and opportunity for comment on any subsequent changes to such filing. The filing Party shall reasonably consider any such comments thereto.
13.6
Publications. GNE, its Affiliates, and its and their Sublicensees shall have the right, without Alector’s review or consent, to publish or disclose papers, abstracts, or written or oral presentations regarding activities under this Agreement (each, a “Publication”). Notwithstanding the foregoing, with respect to any Publication that includes Alector’s Confidential Information [***], Alector shall have the right to review and approve such proposed disclosure in accordance with this Section 13.6. For any proposed Publication by GNE, its Affiliates, or its or their Sublicensees that contains Alector’s Confidential Information, GNE shall submit to Alector the proposed Publication at least [***] ([***] for abstracts) prior to the anticipated date of submission for publication or the date of presentation, as applicable. Alector shall review the Confidential Information of Alector in such proposed Publication and respond to GNE as soon as reasonably possible, but in any case, within [***] ([***] for abstracts) of receipt thereof. If Alector fails to respond within the time limits specified in this Section 13.6, such proposed Publication shall be deemed approved. As requested by Alector, GNE shall (a) delete from such proposed Publication any Confidential Information of Alector or (b) delay the date of such submission for publication or the date of such presentation, as applicable, for a period of time sufficiently long (but in no event longer than [***]) to permit Alector to seek appropriate Patent protection of its rights in the Confidential Information to be disclosed therein. After a Publication of Alector’s Confidential Information has been approved by Alector or deemed approved, GNE may make subsequent public disclosure of the contents of such Publication without the further review or approval of Alector. Except as expressly permitted by this Agreement, Alector and its Affiliates shall not make any Publication or other public disclosures regarding any Compound, Product, or Confidential Information of GNE [***] without GNE’s prior written consent.
13.7
Use of Names. Except as expressly provided herein and to the extent that such use is not inconsistent with prior public disclosures or presentations, no right (by implication, estoppel, or otherwise) is granted by this Agreement to use in any manner the name of a Party or any of its Affiliates, or any other trade name, service mark, symbol, logo, or trademark of the other Party or any of its Affiliates in connection with the performance of this Agreement, except to the extent required by Applicable Law. Notwithstanding the foregoing, Alector shall be permitted to include GNE’s name or a GNE-approved version of GNE’s corporate logo in connection with the description of this Agreement on Alector’s corporate website and investor presentations, in each case, solely for the purpose of identifying GNE as a collaborator and subject to GNE’s review and prior approval [***] that Alector’s proposed use complies with GNE’s branding guidelines with respect to use of such name or logo and such use only contains accurate and non-misleading factual statements regarding the Parties’ relationship. GNE may reasonably request from time to time samples of the documents or other materials, or screenshots of the websites, containing Alector’s use of GNE’s name, trademarks or logo to ensure compliance with GNE’s written branding guidelines and the terms of this Section 13.7, and Alector shall promptly comply with such reasonable requests.
ARTICLE 14

Representations, Warranties, and Covenants
14.1
Mutual Representations, Warranties, and Covenants. Each Party represents and warrants, as of the Effective Date, and covenants, as applicable, to the other Party the following:
14.1.1
Authority. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has full corporate power, right and authority to enter into this Agreement, and to carry out the provisions hereof.
14.1.2
Enforceability. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (a) bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application affecting the rights and remedies of creditors, or (b) laws governing specific performance, injunctive relief, and other equitable remedies.
14.1.3
No Conflict. The execution, delivery, and performance of this Agreement and all instruments and documents to be delivered by such Party hereunder (a) do not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, (b) have been duly authorized by all necessary or proper corporate action, (c) are not in contravention of any provision of the organizational documents of such Party, and (d) to the knowledge of such Party, will not violate any Applicable Law.
14.1.4
Compliance with Applicable Law. In fulfilling its obligations and exercising its rights under this Agreement, it shall (and shall cause its Affiliates and Sublicensees to) comply with all Applicable Law.
14.1.5
No Authorizations Required. No government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law, is necessary for the consummation of the transactions contemplated by this Agreement or for the performance by such Party of its obligations under this Agreement (including the grant of the rights to the other Party hereunder) other than any Regulatory Approvals or other authorizations, consents, approvals, licenses, exemptions, filings or registrations that may be necessary for GNE or any of its Affiliates or Sublicensees to Exploit Compounds or Products.
14.2
Alector Representations, Warranties, and Covenants. Alector, on behalf of itself and each of its Affiliates, hereby represents and warrants to GNE, as of the Effective Date, and covenants, as applicable, the following:
14.2.1
Intellectual Property.
(a)
Complete List. Exhibit 14.2.1(a) contains a complete and accurate list of all Alector Patents existing as of the Effective Date [***].
(b)
Ownership; Right to Grant License. (i) Except as set forth on Exhibit 14.2.1(b)(i) or [***], within the scope of the license granted to GNE under this Agreement, all Patents within the Licensed IP (other than the Spur Patents) and all Know-How within the Licensed IP and (ii) (before giving effect to the assignment in Section 2.2) all Existing GCase Patents, in each case ((i) and (ii)) are owned solely by Alector [***]. Alector has the lawful right and authority to make the assignments and grant the rights and licenses set forth in this Agreement, including Sections 2.1.1 and 2.2, and neither Alector nor any of its Affiliates has assigned or granted any right or license to any Third Party under (1) any Licensed IP (other than any grant of rights of Licensed IP solely for molecules and products other than any Compound or Product) or (2) other than as set forth on Exhibit 14.2.1(b)(ii), any Existing GCase Patent.
(c)
No Encumbrances. The Licensed IP (other than the Spur Patents and, [***]) is, and shall be for the duration of the Term, free and clear of all liens, claims, security interests, licenses, covenants not to sue, or other encumbrances of any kind that would interfere, or the exercise of which would interfere, with GNE exercising any of the licenses or other rights granted to it hereunder. All Existing GCase Patents are free and clear of all liens, claims, security interests, licenses, covenants not to sue, or other encumbrances of any kind. Alector shall not, and shall cause its Affiliates not to, enter into any agreement or take any other action that is inconsistent with this Agreement or otherwise adversely affects the licenses or other rights granted to GNE hereunder, including through any corporate restructuring transaction.
(d)
No Infringement or Misappropriation. Neither Alector nor any of its Affiliates has received any written notification, or has knowledge, of any claim that any Patent or Know-How owned or controlled by a Third Party has been or would be infringed or misappropriated by the Exploitation of any Compound or Product in the Field in the Territory. The discovery, conception, generation or other making of the Alector IP [***] has not constituted or involved and will not constitute or involve, the misappropriation of any Know-How [***] other violation of any intellectual property rights of any Third Party. [***].
(e)
No Knowledge of Invalidity or Unenforceability. Neither Alector nor any of its Affiliates (i) has any knowledge or information that [***], other than with respect to [***] (A) [***] or (B) [***] or (ii) has any knowledge of any inventorship disputes concerning any Alector Patents. All filing and renewal fees payable with respect to the Alector Patents (other than the Spur Patents) have been timely paid as of the Effective Date.
(f)
Inventor Assignment. All current and former officers, employees, contractors, consultants and (sub)licensees of Alector or any of its Affiliates who are inventors of, or have otherwise contributed in a material manner to the creation or development of, any part of a Compound, Product, or any invention claimed in any Alector Patent (other than the Spur Patents), have executed and delivered to Alector an assignment or other appropriate agreement regarding the protection of proprietary information and the present assignment of their entire right, title, and interest in and to any such invention to Alector. With respect to each of the Alector Patents (other than the Spur Patents), (i) [***] all inventors of such Alector Patent are correctly identified, (ii) such Alector Patent has been timely and duly filed in such a manner as to perfect title and preserve priority entitlement, including by virtue of assignment documents associated with each priority filing, and (iii) [***] no current or former officer, employee, contractor, consultant, or (sub)licensee of Alector or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of such Alector Patent or any other Alector IP.
(g)
No Governmental Authority Funding. No portion of any Alector IP existing as of the Effective Date was developed using funding from any governmental authority, whether directly or indirectly. No portion of any Alector IP will be developed by or on behalf of Alector after the Effective Date using funding from any governmental authority, whether directly or indirectly, unless (a) [***] and (b) [***].
(h)
No Prior Consent Required. Alector has the lawful right to grant GNE and its Affiliates the rights and licenses described in this Agreement without the prior consent or approval of any Third Party (including any governmental authority or Regulatory Authority). [***] none of the Alector IP existing as of the Effective Date is subject to any right of any Regulatory Authority to grant a license to or assign all or any portion of the Alector IP to any Third Party.
(i)
Upstream Agreements.

(i)
Except for (x) the Spur License and (y) the other agreements set forth on Exhibit 14.2.1(i) (collectively (x) and (y), the “Upstream Agreements”), as of the Effective Date (A) there is no agreement with any Third Party pursuant to which Alector in-licensed, acquired or co-owns any Patent or other intellectual property right within the Alector IP that is [***] and (B) [***].
(ii)
Alector has provided to GNE a true, correct, complete and unredacted [***] copy of each Upstream Agreement, including all amendments or other modifications or supplements thereto. Each Upstream Agreement and any licenses or other rights granted to Alector or its Affiliate thereunder are by their terms licensable or sublicensable, as applicable, to GNE as contemplated by this Agreement and in full force and effect. The rights and obligations of the Parties hereunder are consistent in all material respects with, and are not limited in any material respect by, any Upstream Agreement. Neither Alector nor any of its Affiliates (A) is in material breach of any Upstream Agreement or (B) has received any written notice of material breach or termination under any Upstream Agreement from the counterparty(ies) thereto, and [***] no facts or circumstances exist as of the Effective Date that would reasonably be expected to result in any such material breach or termination.
(iii)
Alector (A) shall not, and shall cause its Affiliates not to, (1) commit any act or permit the occurrence of any omission that would constitute or result in a material breach, termination or invalidation of any Upstream Agreement or Selected Alector Future Agreement or (2) without GNE’s prior written consent, (x) amend or otherwise modify or permit to be amended or otherwise modified any Upstream Agreement or Selected Alector Future Agreement in a manner that would adversely affect GNE’s rights with respect to the Alector IP (or, in the case of any Selected Alector Future Agreement, GNE’s payment obligations) or (y) assign any Upstream Agreement or Selected Alector Future Agreement (unless assigned in connection with a permitted assignment under Section 18.3 of this Agreement), (B) without limiting the foregoing clause (A), shall promptly notify GNE in writing of any notice of Alector’s or its Affiliate’s material breach of or notice of termination under any Upstream Agreement or Selected Alector Future Agreement and, in the event of any such material breach by Alector or its Affiliate, if (1) such material breach is not being disputed by or on behalf of Alector or its Affiliate, or (2) such material breach is being disputed by or on behalf of Alector or its Affiliate but only if such dispute does not toll or otherwise preserve, pursuant to the terms of the applicable Upstream Agreement or Selected Alector Future Agreement, Alector’s or its Affiliate’s ability to cure such material breach, permit GNE to cure such material breach on behalf of Alector or its Affiliate to the extent that Alector or its Affiliate has not promptly initiated or diligently carried out appropriate steps to cure such material breach, and (C) upon GNE’s reasonable request, shall take or cause its applicable Affiliate to take actions to enforce its rights or the counterparty’s obligations under any Upstream Agreement or Selected Alector Future Agreement (including, if applicable, any rights under Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction with respect to any license granted to Alector under any Upstream Agreement or Selected Alector Future Agreement).
(j)
Prosecution and Maintenance. Except with respect to the Spur Patents, (i) Alector and each of its former and current employees, counsels and agents have complied and (ii) Alector and each of its employees, counsels and agents will comply, in each case ((i) and (ii)) with all Applicable Law in the development or creation of the Alector Patents and other intellectual property rights within the Alector IP (including timely compliance with any duties of candor to applicable patent offices, in connection with the Prosecution and Maintenance of the Alector Patents, including conducting due inquiry to determine the correct inventorship of the inventors listed in the Alector Patents). In the event that it is later determined that the inventorship of any Alector Patent (other than any Spur Patent) is incorrect, in addition to any other remedies that GNE may have under this Agreement or otherwise, Alector shall take all actions necessary to correct such error or mistake.
(k)
Assignment or Transfer of Licensed IP. Alector shall not, and shall cause its Affiliates not to, assign or transfer, directly or indirectly, any ownership or other interest in or to any Licensed IP without the prior consent of GNE [***] unless [***]. For clarity, any assignment or transfer by Alector or any of its Affiliates of any Licensed IP, including any such assignment or transfer under this Section 14.2.1(k), shall be assigned or transferred subject to, and without limiting, the licenses and other rights under the Licensed IP granted to GNE under this Agreement, and all such licenses and other rights under the Licensed IP shall run with such Licensed IP and shall be binding on any successors in interest or assigns thereof. [***].
(l)
Protection of Confidential Information. Alector has followed and will follow reasonable commercial practices common in the industry to protect the Licensed IP (other than Spur Patents), including requiring its employees, contractors, and agents to be bound in writing by obligations of confidentiality and non-disclosure, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidential and non-disclosure agreements. As of the Effective Date, Alector is not aware of any violation or breach by any Third Party of any such obligation or agreement.
(m)
IP Assignment and Cooperation. Alector shall cause its Affiliates and its and their employees, contractors, and agents (a) to assign to Alector all of their right, title and interest in and to any intellectual property discovered, conceived, generated or otherwise made by or on behalf of them in the performance of this Agreement [***] and (b) to cooperate with the Parties in connection with the Prosecution and Maintenance, enforcement or defense of any Patents in accordance with this Agreement.
14.2.2
Disclosure.
(a)
Safety Information. As of the Effective Date, Alector has disclosed to GNE, [***].
(b)
Material Information. As of the Effective Date, [***].

(c)
No False Statements. Neither Alector nor any of its Affiliates, nor any of its or their respective officers, employees, or agents has (i) made an [***] untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to any Compound or Product, (ii) [***] failed to disclose a material fact required to be disclosed to any such Regulatory Authority with respect to any Compound or Product, or (iii) committed an act, made a statement, or failed to make a statement with respect to any Compound or Product that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory.
(d)
Agreements with Contract Manufacturing Organizations. As of the Effective Date, except for the agreements set forth in Exhibit 14.2.2(d), there are no agreements or other arrangements, whether currently in effect or already completed or terminated, between Alector or any of its Affiliates, on the one hand, and any Third Party, on the other hand, relating to the manufacture of [***].
(e)
Other Disclosures. As of the Effective Date, Alector has provided to GNE (i) [***], and (ii) [***], in each case (i) and (ii) excluding [***].
14.2.3
Miscellaneous.
(a)
No Claims. There are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings or governmental investigations pending or threatened against Alector or any of its Affiliates which would be reasonably expected to adversely affect or restrict the ability of Alector to consummate this Agreement or the activities contemplated herein.
(b)
Nagoya Protocol and CBD Compliance. None of the Compounds contain, incorporate, were developed using, or are derived from, microbes, molecules, genetic resources, or other substances that are subject to the Convention on Biological Diversity or the Nagoya Protocol on Access to Genetic Resources and the Fair and Equitable Sharing of Benefits Arising from their Utilization to the Convention on Biological Diversity, or traditional knowledge relating to them.
(c)
Manufacturing and Inventory. The Inventory to be transferred to GNE pursuant to the CMC Tech Transfer Plan has been, or will be, manufactured, stored, and handled in compliance with, and conform to, the specifications set forth in the CMC Tech Transfer Plan, cGMP (as applicable depending on where the Inventory will be used), and other Applicable Law, in each case, [***]. All facilities and equipment used for the manufacture of such Inventory have been (or will be, for any period after the Effective Date prior to the time such Inventory is transferred to GNE pursuant to the CMC Tech Transfer Plan) in compliance with all Applicable Law [***], and title to such Inventory shall pass to GNE free and clear of any liens or encumbrances. Neither Alector nor any of its Affiliates nor [***] their respective contract manufacturing organizations has received from any Regulatory Authority any notification of inspectional observations or deficiencies or any other similar written correspondence concerning Inventory or the facilities in which

Inventory is manufactured. Alector has made available to GNE complete unredacted [***] copies of all CMO Agreements.
(d)
No Debarment. Neither Alector nor any of its Affiliates has used or will use in any capacity, in connection with the preclinical or clinical development activities performed or to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the US Federal Food, Drug, and Cosmetic Act (or any similar Applicable Law in any other jurisdiction), or who is the subject of a conviction described in such section. Alector agrees to inform GNE immediately if it becomes aware that it or any individual or entity that is performing any activities by or on behalf of Alector hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or is threatened, relating to the debarment or conviction of Alector or any individual or entity that is performing any activities by or on behalf of Alector hereunder.
(e)
[***].
14.3
GNE Covenants. GNE, on behalf of itself and each of its Affiliates, hereby covenants the following:
14.3.1
Existing GCase Patents; [***]. The (a) Existing GCase Patents and (b) [***], in each case (under this clause (b)), owned or controlled by GNE or its Affiliates shall be for the duration of the Term free and clear of all liens, claims, security interests, licenses, covenants not to sue, or other encumbrances of any kind [***]. [***], in each case (under this clause (y)), owned or controlled by GNE or its Affiliates.
14.3.2
Joint IP. The covenants set forth in Sections [***] shall apply to GNE and its Affiliates with respect to Joint IP, mutatis mutandis.
14.3.3
[***].
14.4
No Other Representations, Warranties, or Covenants. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
ARTICLE 15

Indemnification; Insurance
15.1
Indemnification.
15.1.1
Indemnification of Alector. Subject to Section 15.1.3, GNE shall indemnify Alector, its Affiliates and its and their respective directors, officers, employees and agents (collectively, the “Alector Indemnitees”), and defend and hold each of them harmless, from and against any losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (a) the breach by GNE of this Agreement; (b) the performance by or on behalf of GNE or any of its Affiliates or Sublicensees under this Agreement or the Exploitation by or on behalf of GNE or any of its Affiliates or Sublicensees of any Compound, Product or Companion Diagnostic [***]; provided that [***]; or (c) the gross negligence or willful misconduct on the part of GNE or any GNE Indemnitee in performing GNE’s obligations or exercising GNE’s rights under this Agreement; except, in each case ((a) through (c)), to the extent (i) arising from or occurring as a result of any matter described in clauses (a), (c) or (d) of Section 15.1.2, as to which Losses each Party shall indemnify the other to the extent of its respective liability therefor, or (ii) arising from or occurring as a result of the negligence on the part of any GNE Indemnitee.
15.1.2
Indemnification of GNE. Subject to Section 15.1.3, Alector shall indemnify GNE, its Affiliates and its and their respective directors, officers, employees and agents (collectively, the “GNE Indemnitees”), and defend and hold each of them harmless, from and against any Losses in connection with any Third Party Claims arising from or occurring as a result of: (a) the breach by Alector of this Agreement; (b) the performance by or on behalf of Alector of any work or activity performed by or on behalf of Alector under this Agreement, including under the Program Transfer Plan or the CMC Tech Transfer Plan [***]; (c) (i) the Exploitation by or on behalf of Alector or any of its Affiliates or sublicensees of any Compound, Product (for clarity, including any Reversion Product), Modified [***] Product or Companion Diagnostic (A) before the Effective Date; provided that [***], or (B) during the Term or after any expiration or termination of this Agreement, or (ii) the exercise by Alector or any of its Affiliates or sublicensees of any of the rights licensed to Alector pursuant to Section 2.1.2; or (d) the gross negligence or willful misconduct on the part of Alector or any Alector Indemnitee in performing Alector’s obligations or exercising Alector’s rights under this Agreement; except, in each case ((a) through (d)), to the extent (i) arising from or occurring as a result of any matter described in clause (a) or (c) of Section 15.1.1, as to which Losses each Party shall indemnify the other to the extent of its respective liability therefor, or (ii) arising from or occurring as a result of the negligence on the part of any Alector Indemnitee.
15.1.3
Procedure. All indemnification claims in respect of an Alector Indemnitee or a GNE Indemnitee, as applicable (each, an “Indemnitee”) shall be made solely by Alector or GNE, as applicable (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Third Party Claim on which such Indemnified Party intends to base a request for indemnification under this Section 15.1, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice [***]. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims. Except as otherwise provided in Section 11.5.4 with respect to Third Party Claims described therein, the indemnifying Party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to the Indemnified Party. Any Indemnified Party shall have the right to retain its own counsel at its own expense for any reason. The Indemnified Party and its employees and agents shall reasonably cooperate with the indemnifying Party and its legal representatives in the investigation of any Third Party Claim covered by this Agreement. The obligations of this Section 15.1 shall not apply to any settlement of any Third Party Claim if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld, conditioned or delayed. The indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any Third Party Claim, unless such settlement is solely for monetary damages to be paid by the indemnifying Party and includes an unconditional release of the Indemnified Party (and its Indemnitees) from all liability on claims that are the subject matter of such proceeding.
15.2
Insurance.
15.2.1
Coverage. Each Party shall maintain general liability insurance coverage at its own cost; provided, however, GNE has the right, in its sole discretion, to self-insure, in part or in whole, for any such coverage. The insurance policies for such coverage shall be an occurrence form, but if only a claims made form is available to a Party, such Party shall maintain such coverage for at least [***] after the later of (a) expiration or any termination of this Agreement or (b) such time as such Party has no further obligations under this Agreement. Insurance coverage shall be primary insurance with respect to each Party’s own participation under this Agreement and shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-VII or better. On written request, each Party shall provide to the other Party certificates of insurance evidencing the insurance coverage required under this Section 15.2.1. Each Party shall provide to the other Party at least thirty (30) days’ notice of any cancellation, nonrenewal or material change in any of the required insurance coverages.
15.2.2
[***]
15.2.3
[***]
15.2.4
[***]
15.2.5
[***]
15.3
Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR ANY BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 12 OR ARTICLE 13 OR INDEMNIFICATION OBLIGATIONS UNDER SECTION 15.1 FOR THIRD PARTY CLAIMS.
ARTICLE 16

Term; Termination
16.1
Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in full force and effect, on a country-by-country and Product-by-Product basis, until the date when there is no remaining royalty payment in such country with respect to such Product (such period, the “Term”), at which time this Agreement shall expire with respect to such Product in such country.
16.2
Rights to Terminate.
16.2.1
Termination by Either Party for Material Breach. Either Party may terminate this Agreement [***] by written notice to the other Party for any material breach of this Agreement by the other Party if such material breach is not cured within [***] after the breaching Party receives written notice of such material breach (a “Breach Notice”) from the non-breaching Party (such period, the “Cure Period”); provided that if such material breach is not capable of being cured within the Cure Period, the Cure Period shall be extended for such amount of time that the Parties may agree is reasonably necessary to cure such material breach, so long as (a) the breaching Party is making diligent efforts to do so, (b) the Parties agree on an extension within such [***] period, and (c) such extension is no more than an additional [***]. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure such material breach, and provides written notice of that dispute to the other Party within the Cure Period, then the matter will be addressed under the dispute resolution provisions in ARTICLE 17, and the Party alleging material breach may not terminate this Agreement pursuant to this Section 16.2.1 until it has been determined under ARTICLE 17 that the allegedly materially breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] after the conclusion of such dispute resolution procedure.
16.2.2
Termination by Either Party for Insolvency. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian, trustee, or any other similar proceeding by or of the other Party where such petition, appointment, or similar proceeding is not dismissed or vacated within [***] following the filing thereof.
16.2.3
Elective Termination by GNE. GNE shall have the right to terminate this Agreement [***] in its sole discretion, at any time by providing written notice to Alector. Such termination shall be effective (a) [***] after Alector’s receipt of such notice, if such notice is provided prior to the date of the First Commercial Sale of the first Product in the Territory, or (b) [***] after Alector’s receipt of such notice, if such notice is provided on or following the date of the First Commercial Sale of the first Product in the Territory.
16.2.4
[***].
16.2.5
[***].
16.3
Effects of Expiration or Termination.
16.3.1
Expiration or Termination in Any Event.
(a)
Accrued Rights and Obligations. Expiration or termination of this Agreement [***]) for any reason shall not release either Party from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such expiration or termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination; provided that in no event shall Alector accrue any rights to, and GNE shall have no obligation to make, any milestone payment under Section 9.2 or 9.3 based on any milestone event achieved or Net Sales arising [***] on or after the date of delivery by [***] of any notice of termination pursuant to Section 16.2.1 or 16.2.2, in each case, resulting in termination of this Agreement [***].
(b)
Direct License for Compulsory Sublicensees. To the extent required by Applicable Law, following termination of this Agreement for any reason, each Compulsory Sublicense shall become a direct license from Alector to the applicable Compulsory Sublicensee; provided that [***].
(c)
Wind-Down; Continued Activities. Except for any activities as provided in Section 16.3.2, as of the date of notice of termination, GNE shall (i) without limitation to Section 16.3.1(d), have the right, at its cost and discretion, with respect to ongoing obligations relating to or arising from this Agreement, to wind-down, cancel or [***] complete such obligations and to terminate any related agreements with Third Parties; provided that [***]. Without limiting the foregoing, subject to Section 16.3.2(d)(xii), GNE shall have the right to continue, complete, amend or wind-down any ongoing Clinical Trials relating to a Product for which GNE remains the Clinical Trial sponsor or is otherwise the responsible party with respect to any Regulatory Authority, on a timeline and in a manner elected by GNE or its Affiliate [***] taking into account legal, regulatory, patient safety and ethical considerations, and the licenses set forth in Section 2.1.1 shall survive to the extent necessary for GNE to exercise its rights under this Section 16.3.1(c).
(d)
Product Sell-Off. Notwithstanding anything to the contrary in Section 16.3.2, upon termination of this Agreement and until any applicable Marketing Authorizations in any applicable countries for any applicable Reversion Product(s) are transferred to Alector [***], GNE, its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of all Products in all countries ([***] then in stock for up to [***] (or such longer period as may be agreed to by the Parties) after the effective date of such termination, subject to the applicable royalty payments due under Section 9.4 and [***], and the licenses set forth in Section 2.1.1 shall survive to the extent necessary for GNE to exercise its rights under this Section 16.3.1(d).
(e)
Destruction of Confidential Information; Return of Materials. At any time following the effective date of expiration of this Agreement or the termination of this Agreement in its entirety for any reason, upon the written request of the Disclosing Party, the Receiving Party shall promptly destroy all copies of the Disclosing Party’s Confidential Information and, return or destroy at the other Party’s election all Know-How, received by the Receiving Party and in the possession or under the control of the Receiving Party and confirm such destruction in writing to the requesting Party. Notwithstanding the foregoing, the Receiving Party shall be permitted to retain such Confidential Information and Know-How (i) to the extent consisting of Know-How or other intellectual property with respect to which the Receiving Party has a continuing ownership interest (including Know-How that is Joint IP) or surviving license under this Agreement, (ii) to the extent otherwise necessary or useful for purposes of performing any surviving obligations or exercising any surviving rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (iii) any computer records or files containing such Confidential Information that have been created solely by such Receiving Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such Receiving Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All such retained Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 12.3. Notwithstanding the foregoing, upon termination (but not expiration) of this Agreement in its entirety, at Alector’s written request and expense, GNE shall return to Alector any [***] provided or otherwise transferred to GNE by or on behalf of Alector in connection with this Agreement, including the Program Transfer and CMC Tech Transfer.
(f)
Reversion of Existing GCase Patents. In the event of a termination of this Agreement in a country or in its entirety for any reason, effective as of the effective date of such termination, each of GNE and its Affiliates shall, and hereby does, assign (and GNE shall cause its Affiliates to assign), to Alector (or an Affiliate of Alector designated by Alector), all right, title and interest in and to all Existing GCase Patents in the event of termination of this Agreement in its entirety [***] (any such assigned Existing GCase Patent, “Reverted GCase Patent”). With respect to any Reverted GCase Patent, upon Alector’s request, GNE shall promptly execute and deliver (or cause to be executed and delivered) to Alector such documents as may be reasonably provided by Alector for the purpose of perfecting or recording such assignment to Alector (or such Affiliate). As between the Parties, Alector shall have the sole right to record such documents, and GNE shall reasonably cooperate with Alector’s efforts to do so [***]. Upon any termination of this Agreement in its entirety or in a country, as applicable, Alector shall have the sole right to Prosecute and Maintain, enforce against Infringement or defend against any Challenge the Reverted GCase Patents. As requested by Alector, GNE shall [***], provided that, in each case ((i) and (ii)), Alector shall reimburse any out-of-pocket costs incurred by GNE or its Affiliates in connection with such activities.
(g)
Termination of Licenses. Except for the activities as expressly provided in Sections 16.3.1(c), 16.3.1(d) and 16.3.1(h), and, if applicable, 16.3.2(d), all licenses set forth in Section [***] shall terminate in their entirety or on a country-by-country basis, as applicable, on the effective date of termination (but, for clarity, not in the case of expiration) of this Agreement.
(h)
Continuation of Sublicenses.
(i)
In the event of a termination of this Agreement [***], any existing (sub)license granted by GNE under this Agreement to [***] shall continue in full force and effect in accordance with its terms, provided that if the applicable termination was pursuant to Section 16.2.1, (i) [***] did not cause the uncured material breach that gave rise to such termination and (ii) [***] agrees to be bound by all the terms and conditions of this Agreement that are applicable to [***]

including rendering directly to Alector all payments and other obligations due to Alector under this Agreement incurred as a result of exercise of such (sub)license.
(ii)
[***]; [***].
(iii)
To the extent any (sub)license granted by GNE under this Agreement to a Sublicensee continues in accordance with this Section 16.3.1(h), the licenses set forth in Section 2.1.1 shall survive to the extent necessary for such continuation.
(i)
[***] ([***]). [***].
16.3.2
Termination by Alector for Material Breach, Insolvency [***]; Elective Termination by GNE. [***]:
(a)
[Reserved].
(b)
[Reserved].
(c)
[***]
(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]
(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]

[***]

(d)
[***]
(i)
[***]
(ii)
[***]
(iii)
[***]
(iv)
[***]

(v)
[***]
(vi)
[***]
(vii)
[***]
(viii)
[***]
(ix)
[***]
(x)
[***]
(xi)
[***]
(xii)
[***]
(xiii)
[***]
(xiv)
[***]
(xv)
[***]
(xvi)
[***]

[***]

16.3.3
[***]:
(a)
[***]
(b)
[***]
(c)
[***]

[***]

16.3.4
Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the following provisions shall survive in the event of expiration or any termination of this Agreement in its entirety: [***].

[***] In addition, upon expiration (but not termination) of this Agreement, the following provisions shall survive: [***].

16.4
Rights in Bankruptcy.
16.4.1
The Parties intend for each Party to take advantage of the protections of Section 365(n) (or any successor provision) of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction to the maximum extent permitted by Applicable Law. All rights and licenses granted to a Party under or pursuant to this Agreement, to the extent they constitute licenses of a right to “intellectual property” as defined in Section 101 of the U.S. Bankruptcy Code or in any analogous provisions in any other country or other jurisdiction (as the case may be), shall be deemed to be “intellectual property” for the purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction (as the case may be). Each Party shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction, including the right to obtain the intellectual property from another entity.
16.4.2
In the event of the commencement of a bankruptcy proceeding by or against a Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) all such intellectual property (including all embodiments of such intellectual property) then in existence and that is licensed hereunder, which, if not already in the other Party’s possession, shall be delivered to the other Party promptly following the other Party’s written request (a) upon commencement of such bankruptcy proceeding, unless such Party continues to perform all of its obligations under this Agreement, or (b) if not delivered pursuant to clause (a) above because such Party continues to perform such obligations, upon the rejection of this Agreement by or on behalf of such Party.
16.4.3
Unless and until a Party rejects this Agreement, such Party shall perform this Agreement or provide the intellectual property (including all embodiments of such intellectual property) to the other Party pursuant to this Agreement, and shall not interfere with the rights of the other Party to such intellectual property, including the right to obtain the intellectual property from another entity.
16.4.4
[***].
16.4.5
The Parties acknowledge and agree that any sale of a Party’s assets licensed to the other Party under Section 363 of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction shall be subject to the other Party’s rights under Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction, that the other Party cannot be compelled to accept a money satisfaction of its interests in the intellectual property licensed under this Agreement, and that any such sale therefore may not be made to a purchaser “free and clear” of the other Party’s rights under this Agreement and Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction without the express, contemporaneous written consent of the other Party.
16.4.6
All rights, powers and remedies provided to a Party in this Section 16.4 are not in substitution for any other rights, powers or remedies now or hereafter existing at law or in equity (including under the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction). In the event of the rejection of this Agreement in connection with a bankruptcy proceeding by or against a Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction, the other Party shall have the following rights, in each case, to the maximum extent permitted by Applicable Law and enforceable under Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or other jurisdiction: (a) the right of access to any intellectual property (including all embodiments thereof) licensed hereunder as provided hereunder; (b) the right to contract directly with any Third Party to complete the contracted work; and (c) the right to cure any default under any such agreement with a Third Party and set off the costs thereof against amounts payable by such other Party under this Agreement.
ARTICLE 17

Dispute Resolution
17.1
Disputes. Except as otherwise set forth in this Agreement, in the event of any dispute arising from this Agreement other than a dispute within the JSC’s responsibility [***], such dispute shall first be referred, by written notice, to the Alliance Directors for attempted resolution. If the Alliance Directors are unable to resolve the dispute within [***] following the date of receipt of such written notice, either Party may refer such dispute to the respective executive officers of the Parties designated below (or their designees) for good faith negotiations attempting to resolve the dispute by providing notice to the other Party (an “Escalation Notice”) within [***] of expiration of such [***] period. If the officers designated below are unable to resolve such dispute within [***] after receipt of such Escalation Notice, either Party may submit such dispute for resolution in accordance with Section 17.2 or 17.3, as applicable. The designated executive officers are as follows:

For Alector: [***]

For GNE: [***]

17.2
Arbitration.
17.2.1
Procedure. Except as provided under Section [***], if the Parties are unable to resolve any dispute under Section 17.1 within the time specified therein, either Party shall have the right to submit the dispute for final and exclusive resolution under the International Chamber of Commerce (ICC) Rules of Arbitration. The arbitration tribunal shall consist of three (3) arbitrators appointed in accordance with such ICC Rules of Arbitration. Any arbitration proceeding hereunder shall be conducted in San Francisco, California and shall be conducted in the English language. The arbitration panel may only award damages consistent with this Agreement, including Section 15.3. In the event of any conflict between the ICC Rules of Arbitration and any provision of this Agreement, this Agreement shall govern.
17.2.2
Enforcement. Notwithstanding anything to the contrary in Section 17.2.1, either Party may apply to any court having competent jurisdiction to enforce the arbitration provisions of this Agreement or an arbitration award as determined pursuant to this Section 17.2. Such court shall have no jurisdiction or ability to resolve disputes beyond the specific foregoing issues.
17.2.3
Subject Matter Exclusion. Notwithstanding anything to the contrary in Section 17.2.1, any dispute not resolved internally by the Parties pursuant to Section 17.1 that involves the validity or infringement of a Patent shall be determined in a court of competent jurisdiction under the local patent laws of the jurisdictions having issued the Patent in question.

17.3
Baseball-Style Arbitration.
17.3.1
Procedure. If the Parties are unable to resolve a dispute with respect to Section [***] or [***] within the time specified therein (if any), either Party may provide written notice to the other Party, no later than [***] specified in Section [***] or [***], as applicable, to initiate a baseball-style arbitration proceeding pursuant to this Section 17.3. With respect to disputes pursuant to Section [***], if neither Party provides any such written notice within the applicable required period to initiate a baseball-style arbitration proceeding pursuant to this Section 17.3, then each Party shall be deemed to have waived its right to initiate a baseball-style arbitration to resolve the applicable dispute. If either Party provides any such written notice within the applicable required period, then within [***] following the other Party’s receipt of such notice, the Parties shall work together to mutually select an Expert. If the Parties cannot agree on such Expert within such time period, each Party shall nominate one (1) Expert within such [***] period, and the two (2) Experts so selected shall nominate the Expert to conduct the arbitration in accordance with this Section 17.3 within [***] of their nomination. Within [***] after the appointment of the Expert to conduct the arbitration in accordance with this Section 17.3, such Expert shall set a date for the arbitration, which date shall be no more than [***] after the date the arbitration is demanded above. The arbitration shall be “baseball-style” arbitration; accordingly, at least [***] prior to the arbitration, each Party shall provide the Expert and the other Party the terms of its proposal only with respect to the provisions relevant to the disputed matter. Such proposal ([***]) may be no more than [***] pages in total (unless the Expert approves a higher number) and must clearly provide and identify the Party’s position with respect to the disputed matter. [***] in advance of the arbitration, the Parties shall submit to the Expert and exchange response briefs of no more than [***] pages (unless the Expert approves a higher number). In addition, at least [***] in advance of the arbitration, each Party may submit to the Expert and the other Party a revised version of its proposal (together with a redline showing the changes from the prior draft of the proposal) ([***]). Subject to the foregoing page limitations, the Parties’ briefs may include or attach (a) relevant exhibits in the form of documentary evidence, (b) any other material voluntarily disclosed to the submitting Party in advance, (c) publicly available information, (d) demonstratives, or (e) expert opinions. Neither Party may have any other communications (either written or oral) with the Expert other than for the sole purpose of engaging the Expert or as expressly permitted in this Section 17.3. The arbitration shall consist of a [***] hearing of no longer than [***], such time to be split equally between the Parties, in the form of presentations by counsel, employees, or officers of the Parties. No live witnesses shall be permitted except expert witnesses whose opinions were provided with a Party’s brief.
17.3.2
Decisions; Awards. No later than [***] following the arbitration, the Expert shall issue his or her written decision. The Expert shall select one Party’s proposal as his or her decision, and shall not have the authority to render any substantive decision other than to select the proposal submitted by either GNE or Alector. The Expert shall have no discretion or authority with respect to modifying the positions of the Parties. The Expert’s decision shall be final and binding on the Parties, and [***]. Each Party shall bear its own costs and expenses in connection with such arbitration, and shall share equally the Expert’s fees and expenses. The violation of one of the time limits prescribed in this Section 17.3 by the Expert shall not affect the Expert’s competence to decide on the subject matter, and shall not affect the final and binding decision rendered by the Expert, unless otherwise agreed by the Parties.

17.4
Continued Performance. Provided that this Agreement has not terminated, the Parties shall continue performing their respective obligations under this Agreement pending the final resolution of any dispute raised under Section 17.1.
17.5
Confidentiality. The existence and status of activities conducted under this ARTICLE 17, including any arbitration proceeding or decisions hereunder, shall be deemed Confidential Information of each Party, and will be subject to ARTICLE 12, to the extent applicable in accordance with Applicable Law. Either Party may request that the arbitration tribunal issue appropriate protective orders to safeguard such Party’s Confidential Information. Except as required by Applicable Law, neither Party shall make (or request the arbitration tribunal to make) any public announcement with respect to the proceedings or decision of the arbitration tribunal without the prior written consent of the other Party. The existence of any dispute submitted to arbitration and any decision or award shall be kept in confidence by each Party and the arbitration tribunal, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.
ARTICLE 18

Miscellaneous
18.1
Choice of Law. This Agreement (including the arbitration provisions of Sections 17.2 and 17.3) shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.
18.2
Notices. Except as otherwise expressly provided in this Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and shall be effective (a) on the date of delivery, if delivered in person; (b) two (2) days after the date mailed if mailed by first class certified mail return receipt requested, postage prepaid to a destination within the same country; (c) seven (7) days after the date mailed if mailed by registered or certified mail return receipt requested, postage prepaid to a destination outside the country of the Party sending the notice; or (d) on the date of receipt, if sent by private express courier. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 18.2 by sending notice to the other Party. Notwithstanding the foregoing, notices required to be provided to a Party’s Alliance Director may be provided solely by email to such Alliance Director’s email address and shall be deemed effective: (i) if received prior to 6:00 p.m. local time of the recipient, upon receipt, or (ii) if received after 6:00 p.m. local time of the recipient, on the next Business Day, in each case, provided no “bounce-back” or other email response indicating that such message was undeliverable is received by the Party providing such notice.

If to GNE:	[***]
with required copies (which will not constitute proper notice) to:	[***]

If to Alector:	[***]
[***]
with required copies (which will not constitute proper notice) to:	[***]
[***]
18.3
Assignment. Neither Party may assign or otherwise transfer this Agreement, in whole or in part (including any rights or obligations hereunder) without the prior written consent of the non-assigning Party, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to (a) an Affiliate or (b) any purchaser of all or substantially all of the assets of such Party to which this Agreement relates, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity, provided that, in each case ((a) and (b)), the party to which this Agreement is assigned expressly agrees to assume and be bound by all obligations of the assigning Party under this Agreement. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such assignment. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns. Any attempted assignment not in accordance with this Section 18.3 will be null and void.
18.4
Independent Contractors. The Parties are independent contractors, and nothing contained in this Agreement will be deemed or construed to create a partnership, joint venture, employment, franchise, agency, or fiduciary relationship between the Parties.
18.5
Actions of Affiliates; Alector Entities.
18.5.1
Actions of Affiliates. A Party may exercise its rights or perform its obligations under this Agreement personally or through one or more Affiliates, provided that such Party will nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations, and obligations set forth in this Agreement.
18.5.2
Alector Entities. [***].
18.6
Force Majeure. Neither Party will be deemed to have breached this Agreement for failure to perform its obligations under this Agreement to the extent such failure results from causes beyond the reasonable control of the affected Party. Such causes include acts of God, earthquakes, fires, floods, embargoes, wars, acts of terrorism, insurrections, riots, civil commotions, epidemics, pandemics, omissions or delays in action by any governmental authority, acts of a government or agency thereof, and judicial orders or decrees. Any deadline or time period affected by such a force majeure event or a Party’s failure to perform resulting therefrom will be extended automatically by the number of days equal to the number of days that such force majeure or failure persisted. If such a force majeure event occurs, the Party unable to perform will promptly notify the other Party of the occurrence of such event, and the Parties will meet (in person or by teleconference or videoconference) promptly thereafter to discuss the circumstances relating thereto. The Party unable to perform will (a) provide reasonable status updates to the other Party from time to time; (b) use commercially reasonable efforts to mitigate any adverse consequences arising out of its failure to perform; and (c) resume performance as promptly as possible.
18.7
Integration. Except to the extent expressly provided herein, this Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement, including the Non-Disclosure Agreement, the MTA and the [***] as set forth in Section 12.5. In the event of any conflict or inconsistency between the body of this Agreement and an Exhibit, the terms and conditions of the body of this Agreement will prevail unless an Exhibit provision explicitly identifies the specific provision of this Agreement it supersedes or modifies.
18.8
Amendment; No Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement will be effective unless made in writing and executed by an authorized representative of each Party. No course of dealing or failing of either Party to strictly enforce any term, right, or condition of this Agreement in any instance will be construed as a general waiver or relinquishment of such term, right, or condition. The observance of any provision of this Agreement may be waived (either generally or in any given instance and either retroactively or prospectively) only with the consent of the Party granting such waiver.
18.9
Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause, or combination, or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause, or combination, or part of the same will be deleted, and the remainder of this Agreement will remain binding, provided that such deletion does not alter the basic purpose or structure of this Agreement.
18.10
No Third-Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.
18.11
Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement will not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.
18.12
Interpretation. The captions and headings to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” will be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby,” and derivative or similar words refer to this Agreement, including the Exhibits; (c) all references herein to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, or Exhibits of this Agreement; (d) any definition of or reference to any agreement, instrument, or other document herein will be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein); (e) the word “notice” means notice in writing provided in accordance with Section 18.2 (whether or not specifically stated); (f) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent,” “approve,” “inform” or the like will require that such agreement, consent, approval, or inform be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise (but excluding instant messaging); (g) references to any specific law, rule or regulation, section, or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; (h) all references to the word “will” are interchangeable with the word “shall” and will be understood to be imperative or mandatory in nature; (i) all references to “Sublicensees” will include all Sublicensees of Sublicensees through multiple tiers of sublicensing; (j) the singular will include the plural and vice versa; (k) the word “or” has the inclusive meaning represented by the phrase “and/or”; (l) the word “relates” (and “related”, “relating” and the like) and the word “pertains” (and “pertained”, “pertaining” and the like) have the same meaning; and (m) all references to days, months, quarters, or years are references to calendar days, calendar months, Calendar Quarters, or Calendar Years, unless otherwise explicitly stated. [***], [***]. In the event the end of any time period set forth herein falls (or any deadline herein otherwise expires) during the period beginning on December 25 of any Calendar Year in the Term and ending on January 1 of the following year, such time period (or deadline) will be extended by ten (10) days, unless otherwise agreed by the Parties.
18.13
Counterparts; Electronic Signatures. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached .pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Execution of this Agreement by e-Signatures or by exchanging executed signature pages in .pdf format shall have the same legal force and effect as the exchange of original signatures. As used in this Section 18.13, “e-Signature” shall mean a signature that consists of one or more letters, characters, numbers, or other symbols in digital form incorporated in, attached to, or associated with the electronic document, that (a) is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to, or associated with the electronic document.

[Signature page follows – the rest of this page is intentionally left blank.]

IN WITNESS WHEREOF, Alector and GNE have entered into this Agreement by their respective representatives hereunto duly authorized, on the Effective Date.

Alector, Inc.

By: /s/ Arnon Rosenthal

Name: Arnon Rosenthal

Title: Chief Executive Officer

Alector LLC

By: /s/ Arnon Rosenthal

Name: Arnon Rosenthal

Title: Chief Executive Officer

Genentech, Inc.

By: /s/ Jeff Hutchings

Name: Jeff Hutchings

Title: Chief Accounting Officer & Controller

Exhibit 1.5

[***]

Exhibit 1.6

[***]

Exhibit 1.13

[***]

Exhibit 2.2

[***]

Exhibit 6.2(I)

[***]

Exhibit 6.2(II)

[***]

Exhibit 13.1

Initial Press Release

Alector Enters Global License Agreement with Genentech for Brain Penetrant GCase Enzyme Replacement Therapy for Parkinson’s Disease and Other Neurodegenerative Diseases

Alector grants Genentech exclusive rights to develop and commercialize AL050, an investigational GCase Enzyme Replacement Therapy (ERT) enabled by Alector Brain Carrier (ABC), Alector’s proprietary blood-brain barrier delivery platform.

Alector to receive $100 million upfront payment, with potential for up to $1.17 billion in additional milestone payments, as well as tiered royalties on net sales.

---

SOUTH SAN FRANCISCO, Calif., DATE (GLOBE NEWSWIRE) – Alector, Inc. (Nasdaq: ALEC), a biotechnology company focused on developing therapies to counteract the devastating progression of neurodegeneration, today announced it has entered into an exclusive global licensing agreement with Genentech, a member of the Roche Group, granting Genentech worldwide rights to develop and commercialize Alector’s AL050 program, its brain-penetrant engineered glucocerebrosidase (GCase) ERT.

AL050 is designed to address GCase deficiency, a driver of neurodegeneration in Parkinson’s Disease that is most pronounced in – but not limited to – carriers of GBA1 mutations. It combines an Alector-engineered GCase, optimized for greater enzymatic activity and a longer half-life, with Alector’s ABC, which is designed to transport therapeutics across the blood-brain barrier. Delivered into the brain, the enzyme is intended to break down glucosylsphingosine and glucosylceramide, lipids that accumulate in neurons and other brain cells upon GCase deficiency and contribute to neurodegeneration, with the aim of reducing cellular dysfunction and slowing disease progression.

“Deficient GCase activity is increasingly recognized as a contributor to Parkinson’s Disease, and there is still no approved therapy that addresses the underlying enzyme deficiency,” said Arnon Rosenthal, Ph.D., Chief Executive Officer of Alector. “The challenge in treating GCase deficiency is twofold: engineering an enzyme with optimal activity and durability and successfully delivering it to the brain. AL050 addresses this by pairing an engineered GCase enzyme with our proprietary Alector Brain Carrier technology designed to cross the blood-brain barrier. Genentech’s long-standing commitment to Parkinson's Disease makes them an ideal partner as this program moves toward the clinic."

"Parkinson's Disease is one of the fastest-growing neurological conditions worldwide," said Boris L. Zaïtra, Head of Roche Corporate Business Development. "By Partnering with companies such as Alector we aim to delay or halt the progression of Parkinson's so patients maintain and prolong their independence."

Under the terms of the agreement, Alector will receive an upfront payment of $100 million and is also eligible to receive additional payments of up to $1.17 billion upon the achievement of development, regulatory and commercial milestones. Alector is also eligible for tiered royalties on net sales. Under the collaboration, Genentech will be responsible for development, regulatory, manufacturing, and commercialization across all indications. Alector retains ownership of ABC and full rights to apply the platform across its wholly owned pipeline.

"This partnership extends our cash runway into 2029, providing resources to advance our fully active, subcutaneously delivered, brain-enabled anti-Aβ antibody to multi-cohort clinical data in Alzheimer’s patients, and move our subcutaneously delivered, brain-enabled Tau siRNA and alpha- synuclein siRNA programs through IND-enabling studies and to IND filings," said Rosenthal.

About Alector

Alector is a biotechnology company focused on developing therapies to counteract the devastating progression of neurodegenerative diseases. Leveraging the principles of genetics, immunology, and neuroscience, the company is advancing a portfolio of programs that aim to remove toxic proteins, replace missing proteins, and restore immune and nerve cell function. Supported by biomarkers, Alector’s product candidates seek to treat a range of indications, such as Alzheimer’s disease and Parkinson's disease. The company is also developing Alector Brain Carrier (ABC), a proprietary blood-brain barrier platform, which is being applied to its preclinical and research pipeline. ABC aims to enhance the delivery of therapeutics, achieve deeper brain penetration and efficacy at lower doses, and ultimately improve patient outcomes while reducing costs. Alector is headquartered in South San Francisco, California. For more information, please visit www.alector.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding our business plans, business strategy, product candidates, research and preclinical pipeline, blood-brain barrier technology platform, planned and ongoing preclinical studies, planned clinical trials, expected milestones, and financial and cash guidance. Such statements are subject to numerous risks and uncertainties, including but not limited to risks and uncertainties as set forth in Alector’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, with the Securities and Exchange Commission (SEC), as well as the other documents Alector files from time to time with the SEC. These documents contain and identify important factors that could cause the actual results for Alector to differ materially from those contained in Alector’s forward-looking statements. Any forward-looking statements contained in this press release speak only as of the date hereof, and Alector specifically disclaims any obligation to update any forward-looking statement, except as required by law.

Exhibit 14.2.1(a)

[***]

Exhibit 14.2.1(b)

[***]

Exhibit 14.2.1(i)

[***]

Exhibit 14.2.2(d)

Agreements with CMOs

[***]